                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                February 25, 1999 (Date of earliest event reported)

                          CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

                Nevada                  1-12861                74-2170858
    (State or other jurisdiction of   (Commission             (IRS Employer
               incorporation)         File Number)          Identification No.)



                           Cornerstone Properties Inc.
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                        (Registrant's telephone number,
                              including area code)

Item 5. Other Events

 (c) Exhibits

     Exhibit 99- Supplemental information package distributed in conjunction with the Fourth Quarter 1998 Earning Release of Cornerstone Properties Inc.

                                  SIGNATIURES
                                  -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CORNERSTONE PROPERTIES INC.
                                  (Registrant)

                                  By:/s/Kevin P. Mahoney
                                  -----------------------------------------
                                  Kevin P. Mahoney, Chief Financial Officer

                                  Date: March 24, 1999

Exhibit 99



                          Cornerstone Properties Inc.

             Supplemental Information to Quarterly Earnings Release




1)       Fourth Quarter 1998
         o    Balance Sheet
         o    Income Statement

2)       Foruth Quarter Press Release

3)       Quarterly Fact Sheet

4)       FFO Calculation

5)       Table of Properties

6)       Top Ten Tenants Schedule

7)       Historical Occupancy Schedule

8)       Net Rent and Net Effective Rent Schedule

9)       Lease Expiration Schedule

10)      Tenant Retention Schedule

11)      Leasing Costs and Capital Expenditures

12)      Debt Schedule

13)      Equity Schedule

14)      Minority Sharing in Cash Flows and Residual Proceeds

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release










                                o Balance Sheet

                                o Income Statement

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997
                          (Dollar amounts in thousands)



                                                           1998          1997
                                                        ----------    ---------

                                                       (Unaudited)
ASSETS

Investments, at cost:
       Land                                              $ 729,323    $ 260,542
       Buildings, leasehold interests and improvements   3,466,288    1,559,085
       Investment in real estate joint venture              31,500      240,253
       Deferred lease costs                                144,838      127,645
                                                        ----------   ----------
                                                         4,371,949    2,187,525
       Less: Accumulated depreciation and amortization     288,448      229,652
                                                        ----------   ----------
          Total investments                              4,083,501    1,957,873

Cash and cash equivalents                                   61,869       24,730
Restricted cash                                              9,114        1,903
Other deferred costs, net of accumulated amortization
      of $762 and $1,998                                     6,153        5,728
Deferred tenant receivables                                 53,802       38,531
Tenant and other receivables, net                           10,557        7,584
Notes receivable                                               134        1,652
Other assets                                                56,854       13,480
                                                       -----------  -----------
Total Assets                                           $ 4,281,984  $ 2,051,481
                                                       ===========  ===========

LIABILITIES

Long-term debt, inclusive of $25,031 and $11,209 of
      unamortized premium                              $ 1,532,474    $ 706,178
Credit facility                                            465,000      187,000
Accrued interest payable                                    10,933        4,134
Accrued real estate taxes payable                           16,395       13,401
Accounts payable and accrued expenses                       51,454       18,363
Common Stockholders' distributions payable                  38,163            -
Unearned revenue and other liabilities                      23,890       10,986
                                                       -----------  -----------
Total Liabilities                                        2,138,309      940,062
                                                       ===========  ===========

MINORITY INTEREST

Minority Interest in operating partnership                 283,388            -
Minority Interest in real estate joint ventures             23,420       15,420
                                                       -----------  -----------
Total Minority Interest                                    306,808       15,420


Commitments and Contingencies

Redeemable Preferred Stock; 344,828 shares authorized;
   0 shares issued and outstanding                               -            -

STOCKHOLDERS' INVESTMENT
7% Cumulative Convertible Preferred Stock, $16.50
      stated value; 65,000,000 shares authorized;           50,000       50,000
      3,030,303 shares issued and outstanding
Common stock, no par value; 250,000,000 shares
      authorized;(1998-128,210,784; 1997-83,191,819)
      shares issued and outstanding
Paid-in capital                                          1,788,567    1,048,187
Deferred compensation                                       (1,700)      (2,188)
                                                       -----------  -----------
Total Stockholders' Investment                           1,836,867    1,095,999
                                                       -----------  -----------
Total Liabilities and Stockholders' Investment         $ 4,281,984  $ 2,051,481
                                                       ===========  ===========


                       CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                             CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1998 AND 1997
                   (Dollar amounts in thousands, except per share amounts)



                                                        (Unaudited)      (Unaudited)         (Unaudited)
                                                       Three Months     Three Months       Twelve Months      Twelve Months
                                                           Ended           Ended               Ended              Ended
                                                       December 31,     December 31,        December 31,       December 31,
                                                           1998             1997                1998               1997
                                                       ------------     ------------        ------------       ------------

Revenues
       Office and parking rentals                         $ 98,748          $ 56,591           $ 338,515          $ 159,828
       Earnings in real estate joint venture                 1,270                 -              11,420                  -
       Interest and other income                             2,384             5,651               9,551             14,083
                                                      ------------      ------------        ------------       ------------
           Total Revenues                                  102,402            62,242             359,486            173,911
                                                      ------------      ------------        ------------       ------------
Expenses
       Building operating expenses                          22,716            13,269              75,663             35,962
       Real estate taxes                                    11,860             8,007              46,760             25,560
       Interest expense                                     19,809            11,582              67,533             33,977
       Depreciation and amortization                        16,717            10,113              59,278             30,978
       General and administrative                            4,226             2,430              12,939              7,564
                                                      ------------      ------------        ------------       ------------
           Total Expenses                                   75,328            45,401             262,173            134,041
                                                      ------------      ------------        ------------       ------------
                                                            27,074            16,841              97,313             39,870
                                                      ------------      ------------        ------------       ------------
Other income (expenses)
      Loss on sale of real estate assets                       248                 -              (2,076)                 -
      Minority interest                                     (2,787)             (960)             (7,469)            (2,368)
      Net gain on interest rate swaps                            -                 -                   -                 99
                                                      ------------      ------------        ------------       ------------
Income before extraordinary item                            24,535            15,881              87,768             37,601

Extraordinary loss                                          (2,034)                -              (4,303)               (54)
                                                      ------------      ------------        ------------       ------------
Net income                                                $ 22,501          $ 15,881           $  83,465          $  37,547
                                                      ============      ============        ============       ============
Income applicable to preferred stock                      $   (875)         $   (875)          $  (3,500)         $ (10,160)
                                                      ============      ============        ============       ============
Income applicable to common stock                         $ 21,626          $ 15,006           $  79,965          $  27,387
                                                      ============      ============        ============       ============
Income before extraordinary item per common share         $   0.22          $   0.20           $    0.84          $    0.63
                                                      ============      ============        ============       ============
Extraordinary loss per common share                       $  (0.02)         $      -           $   (0.04)         $       -
                                                      ============      ============        ============       ============
Basic income per common share                             $   0.20          $   0.20           $    0.80          $    0.63
                                                      ============      ============        ============       ============
Diluted income per common share                           $   0.20          $   0.20           $    0.80          $    0.63
                                                      ============      ============        ============       ============




                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                                o Press Release

FOR IMMEDIATE RELEASE
---------------------
February 25, 1999

FOR ADDITIONAL INFORMATION, CONTACT:
Kevin P. Mahoney                         Thomas P. Loftus
Chief Financial Officer                  Investor Relations
(212) 605-7142                           (212) 605-7131


                           CORNERSTONE PROPERTIES INC.
                      ANNOUNCES FOURTH QUARTER 1998 RESULTS


Fourth Quarter 1998 Highlights

o Closed merger with William Wilson and Associates valued at over $1.8 billion.
o Fourth Quarter Funds from Operations per share increased 8.8% as compared to the same period in 1997.
o Total 1998 Funds From Operations per share increased 13.3% as compared to 1997.
o Same store net operating income up 3.0% for the year ending December 31, 1998.

o    Increased line of credit to $550 million with a one year extension.

New York,  NEW YORK (February 25, 1999) -- Cornerstone  Properties  Inc.  (NYSE:
CPP), a real estate investment trust, announced today results for its fourth quarter ended December 31, 1998. Funds from operations (FFO) allocated to share/unit holders amounted to $43,285,000, or $0.37 per share/unit calculated on 117,272,000 average diluted total shares/units outstanding, compared to $26,163,000, or $0.34 per share/unit on 77,676,000 average diluted total shares/units outstanding for the three months ended December 31, 1997. The increase in FFO per share/unit was due to the accretive impact of the Companys acquisitions over the past twelve months and internal growth. As defined by NAREIT, funds from operations is net income excluding expenses from debt restructuring, gains (or losses) on sale of property, plus depreciation and amortization.

Year-to-date   net  operating  income  before   depreciation   from  Cornerstone
Properties real estate assets increased 136% to $231,553,000 for the 12 months ended December 31, 1998, from $98,306,000 for the comparable period in 1997.

Net income for the fourth quarter of 1998 grew to $22,501,000 compared to $15,881,000 in the fourth quarter of 1997. Year-to-date net income increased to $83,465,000 compared to $37,547,000 for 1997.

Quarterly Dividend Declared

The Company declared a quarterly dividend of $0.30 per share based on two record dates. A distribution of $0.15 was declared for all shareholders of record as of December 15, 1998 to be paid on February 26, 1999. A second distribution of $0.15 was declared for all shareholders of record as of January 29, 1999 and will also be paid on February 26, 1999. The two separate payments are being made pursuant to the merger between Cornerstone Properties Inc. and William Wilson & Associates.

Same Store Revenue Growth Continues

The Company  achieved  year-to-date  same store
 net operating income growth of
3.0% over 1997 at the seven properties owned over the same period; this compares favorably to the 0.93% achieved during the same period in 1997. This increase is due to a 2.19% increase in revenues while expenses increased only 0.88% and reflects the strengthening of fundamentals in the Companys core markets.

Leasing Update: Tenant Retention Rate 76% and Overall Occupancy Rate 95%

Tenant retention for 1998 was a very strong 76%. The portfolios overall occupancy rate currently stands at 95%.

Closure of $1.8 Billion Merger with William Wilson and Associates

On December 16, 1998 the Company announced the closure of the merger of William Wilson and Associates with Cornerstone Properties. As part of the transaction, the Board of Directors has been increased from 11 to 14 directors. William Wilson III, formerly President and Founder of William Wilson & Associates, was appointed Chairman of Cornerstone Properties. John S. Moody, former Chairman and Chief Executive Officer, was elected President and Chief Executive Officer. In addition to serving as Chairman of the Board of Directors, Mr. Wilson will serve as President of Wilson Cornerstone Properties, the western operating division of Cornerstone. Following the closing, Cornerstone owns a national portfolio of Class A real estate totaling approximately 21 million square feet and ranks among the top four office REITs in the United States.

Awarded development rights to the historic Ferry Building

Cornerstone announced on November 19, 1998 that the Cornerstone development team was chosen by the Port Commission of San Francisco for the historic Ferry
Building rehabilitation project. Cornerstone will rehabilitate the Ferry Building's exterior and create significant public space within the building. The ground floor of the building will be developed as a high quality market hall featuring the best of San Francisco's restaurants, food producers and purveyors. The upper floors will comprise the Port Commission offices and premium-quality general office space.

Corporate Line of Credit Increased to $550 million

On November 3, 1998, Cornerstones corporate line of credit was increased from $350 million to $550 million and the term was extended through November 3, 2001. The line of credit is with a syndicate of banks led by Bankers Trust, The Chase Manhattan Bank, and Bank of America. The interest rate on the line is a variable rate over LIBOR with a spread of between 110 and 140 basis points depending on the current leverage level of the Company.

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major suburban markets and prime central business districts. The Company, through its subsidiaries, currently owns 92 Class A office properties throughout the United States totaling approximately 21 million square feet. Headquartered in New York City, Cornerstones stock is traded on the New York Stock Exchange under the ticker symbol CPP.

This press release contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone to differ materially from those reflected in such forward-looking statements. Information contained in this press release regarding current and future market conditions is based on Cornerstones assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.

                               [Tables to Follow]



# # #

For more information on Cornerstone Properties visit Cornerstone Properties Web site at http://www.cstoneprop.com

                                               Cornerstone Properties Inc.
                                                  Funds From Operations
                                                    December 31, 1998


                                                     ------------------------------------------------------------------
                                                     3 Months Ended   3 Months Ended  12 Months Ended   12 Months Ended
                                                        12/31/98         12/31/97         12/31/98         12/31/97
                                                     ------------------------------------------------------------------

Rental Income (1)                                         $ 101,393         $ 56,591        $ 361,385         $ 159,828
Building Operating Expenses (1)                              35,464           21,276          129,832            61,522
                                                     ------------------------------------------------------------------
Building Net Operating Income                                65,929           35,315          231,553            98,306
                                                     ------------------------------------------------------------------
Corporate General and Administrative (1) (2)                 (4,011)          (2,430)         (12,724)           (7,564)
Interest and Other Income                                     2,712            5,651            9,879            14,083
                                                     ------------------------------------------------------------------
EBITDA                                                       64,630           38,536          228,708           104,825
                                                     ------------------------------------------------------------------
Interest Expense (1)                                        (19,861)         (11,582)         (67,585)          (33,977)
Minority Adjustments                                         (2,068)          (1,467)          (6,739)           (3,919)
Rent Notes                                                      398              476            1,531             1,379
                                                     ------------------------------------------------------------------
Funds From Operations                                        43,099           25,963          155,915            68,308
Interest on Convertible Debt                                    186              200              790               792
                                                     ------------------------------------------------------------------
Funds From Operations (Adjusted for convertible debt)     $  43,285         $ 26,163        $ 156,705         $  69,100
                                                     ------------------------------------------------------------------
Weighted Average Diluted Shares/Units                       117,272           77,676          108,052            54,192
FFO Per Share/Unit (Diluted)                              $    0.37         $   0.34        $    1.45         $    1.28
Less: Capital Expenditures Per Share/Unit                      0.02             0.02             0.08              0.09
                                                     ------------------------------------------------------------------
AFFO Per Share/Unit                                       $    0.35         $   0.32        $    1.37         $    1.19
                                                     ------------------------------------------------------------------
Funds From Operations                                     $  43,099         $ 25,963        $ 155,915         $  68,308
Less: Preferred Dividends                                      (875)            (875)          (3,500)          (10,160)
Less: Recurring Lease Costs and
Capital Expenditures (3)                                     (2,811)          (1,740)          (8,501)           (4,739)
Less: Straight Line Rents Adjusted For
Minority Interest                                            (4,151)          (1,951)         (14,543)           (2,697)
                                                     ------------------------------------------------------------------
Funds Available for Distribution                          $  35,262         $ 21,397        $ 129,371         $  50,712
                                                     ------------------------------------------------------------------
Weighted Average Common Shares and Units
Outstanding                                                 113,236           73,478          103,882            43,572
Funds Available for Distribution Per Share/Unit           $    0.31         $   0.29        $    1.25         $    1.16
Distribution Per Share/Unit                               $    0.30         $   0.30        $    1.20         $    1.20



(1) For the twelve months ended December 31, 1998 rental income has been increased by $22,870,000, building operating expenses have been increased by $7,409,000, corporate general and administrative expense has been increased by $263,000, interest and other income has been increased by $328,000 and interest expense has been increased by $52,000 in order to show Cornerstone's equity investments had they been consolidated. For the three months ended December 31, 1998 rental income has been increased by $2,645,000, building expenses have been increased by $888,000, interest and other income has been increased $64,000, corporate general and administrative expenses has been increased by $263,000 and interest expense has been increased by $52,000 in order to show Cornerstone's equity investments had they been consolidated.

(2) Non-recurring merger severance costs of $478,000 have been deducted from general and administrative.

(3) Based on a five year 1994-1998 average of recurring (non revenue generating) tenant leasing costs of $8.32 per square foot leased times the five year (1999-2003) average quarterly lease expiration (adjusted for minority interest and the 15 day hold period for the Wilson assets) of 304,500 square feet ($2,533,440) leased times the five year (1999-2003) average quarterly lease expiration (adjusted for minority interest and the 15 day hold period for the Wilson assets), plus a capital expenditure reserve (adjusted for minority interest) of $.10 per square foot ($277,145).

Year to date the Company has incurred $15,876,813 in recurring tenant costs in leasing 1,768,939 square feet or a cost of $8.98 per square foot.

Year to date the Company has incurred $1,671,684 in recurring capital costs or $0.15 per square foot on an annualized basis.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                                  o Fact Sheet

                                   Cornerstone Properties Inc.
                                      Quarterly Fact Sheet



-------------------------------------------------------------------------------------------------
1999 Common Dividends                                               Record Date     Payment Date
1st Quarter 1999                                                      1/29/1999         2/26/1999
2nd Quarter 1999                                                      4/30/1999         5/31/1999
3rd Quarter 1999                                                      7/30/1999         8/31/1999
4th Quarter 1999                                                     10/29/1999        11/30/1999
-------------------------------------------------------------------------------------------------
Earnings Release/Quarterly Conference Call
1st Quarter 1999                                                       5/4/1999
2nd Quarter 1999                                                       8/3/1999
3rd Quarter 1999                                                      11/2/1999
4th Quarter 1999                                                      2/24/2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Quarter to Date                Year to Date
4th Quarter Results                                                        1998       1997              1998             1997
FFO Per Share                                                       $      0.37       $      0.34     $       1.45      $      1.28
AFFO Per Share                                                      $      0.35       $      0.32     $       1.37      $      1.19
FAD Per Share                                                       $      0.31       $      0.29     $       1.25      $      1.16
FFO Payout Ratio                                                            81%               88%              83%              94%
AFFO Payout Ratio                                                           86%               94%              88%             101%
FAD Payout Ratio                                                            97%              103%              96%             103%
Same Store NOI Growth                                                        NA                NA            3.00%            0.93%
EBITDA Interest Coverage                                                   3.27              3.24             3.36             3.02
Fixed Charge Coverage                                                      2.60              3.02             3.03             2.32
------------------------------------------------------------------------------------------------------------------------------------
Recurring Leasing Costs Per Square Foot Leased(1)                   $      7.98       $     10.08     $       8.98      $      7.43
Non-Recurring Leasing Costs Per Square Foot Leased(1)               $     19.98       $      5.48     $      22.48      $      8.25
Recurring Capital Expenditures Per Square Foot(1)(2)                $      0.15       $      0.12     $       0.15      $      0.09
Non-Recurring Capital Expenditures Per Square Foot(1)(2)            $      0.31       $      0.03     $       0.13      $      0.07
------------------------------------------------------------------------------------------------------------------------------------
Parking Revenues (included in Office and Parking)                   $ 5,463,000       $ 3,544,246     $ 20,657,491      $ 8,123,621
Parking Expense (included in Building Operating Expense)            $   752,898       $   472,221     $  2,851,608      $ 1,021,262
Net Parking Income                                                  $ 4,710,102       $ 3,072,025     $ 17,805,883      $ 7,102,359
------------------------------------------------------------------------------------------------------------------------------------
Straight Line Rents                                                 $ 4,151,000       $ 1,950,779     $ 14,543,000      $ 2,697,207
------------------------------------------------------------------------------------------------------------------------------------
Expiring Rents                                                      $     27.57        NA             $      27.95        NA
Rents on New leases                                                 $     35.72        NA             $      32.24        NA
Percentage Increase                                                         30%        NA                      15%        NA
------------------------------------------------------------------------------------------------------------------------------------


(1) Leasing and capital expenditures for 1997 have been restated to reflect the sale of The Frick Building in April of 1998
(2) Capital expenditures per square foot are reported on an annualized basis

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release










                               o FFO Calculation

                                                Cornerstone Properties Inc.
                                                   Funds From Operations
                                                 December 31, 1998 and 1997

                                                                -------------------------------------------------------------------
                                                                Three Months      Three Months      Twelve Months      Twelve Months
                                                                   Ended             Ended              Ended              Ended
                                                                December 31,      December 31,       December 31,       December 31,
                                                                   1998              1997               1998               1997
                                                                --------------------------------------------------------------------
Net Income                                                          $ 22,501          $ 15,881          $  83,465          $ 37,547

 NAREIT Adjustments:
         Depreciation and Amortization                                16,717            10,113             59,278            30,978
         Minority Adjustments                                           (705)             (507)            (2,120)           (1,551)
         Unconsolidated Depreciation                                     500                 -              4,054                 -
         Unrealized Gain                                                   -                 -                  -              (99)
         (Gain) Loss on Sale of Assets                                  (248)                -              2,076                 -
         Extraordinary Losses                                          2,034                 -              4,303                54

 Other Adjustments:
         Amortization on Rent Notes                                      398               476              1,531             1,379
         Severance Payments                                              478                 -                478                 -
         Minority Interest Allocated to Unitholders                    1,424                 -              2,850                 -
                                                                    ---------------------------------------------------------------
 Funds From Operations                                              $ 43,099          $ 25,963          $ 155,915          $ 68,308

 Interest Expense On Convertible Note                                    186               200                790               792
                                                                    ---------------------------------------------------------------
 Funds From Operations                                              $ 43,285          $ 26,163          $ 156,705          $ 69,100
                                                                    ===============================================================
 Weighted Average Diluted Shares/Units Outstanding                   117,272            77,676            108,052            54,192

 FFO Per Share/Unit                                                 $   0.37          $   0.34          $    1.45          $   1.28
                                                                    ===============================================================


                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                             o Table of Properties

                                                Cornerstone Properties Inc.
                                                    Table of Properties
                                                  As of December 31, 1998


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Remaining
           Region                 Property               Total Rentable  Cornerstone           Year      Current    Total   Avg Term
            Name                    Name                   Square Feet   Interest (1)      Constructed  Occupancy  Leases (in Years)
------------------------------------------------------------------------------------------------------------------------------------


       Boston, Massachusetts
                   (2)Sixty State Street                        823,014       100.0%           1979          99%       35        8.5
                      500 Boylston Street                       714,636        91.5%           1988         100%       13        6.2
                      222 Berkeley Street                       531,184        91.5%           1991         100%       27        6.3
                      125 Summer Street                         463,691       100.0%           1989          97%       23        3.9
                   (3)One Memorial Drive                        352,764       100.0%           1985         100%       12        5.9
                                                              ---------                                   --------------------------
                      Region Total                            2,885,289                                      99%      110        6.5


       San Mateo County, California
                   (4)Bayhill (4 buildings)                     513,910       100.0%       1982 - 1987       88%       39        4.3
                   (4)Peninsula Office Park  (7 buildings)      493,214       100.0%       1971 - 1998       98%       39        5.9
                   (4)Seaport Centre                            463,142       100.0%           1988          65%        9        6.7
                   (4)Bay Park Plaza (2 buildings)              257,058       100.0%       1985 - 1998       97%       19        5.7
                   (4)One Bay Plaza                             176,533       100.0%           1979          93%       33        2.5
                   (4)Belmont Shores                            141,643       100.0%           1983          97%       15        3.9
                   (4)1300 South El Camino                       84,441       100.0%           1986         100%       12        3.9
                   (4)66 Bovet                                   43,968       100.0%           1968          87%       14        2.5
                                                              ---------                                   --------------------------
                      Region Total                            2,173,909                                      88%      180        5.1


       East Bay, California
                   (4)Corporate Centre (2 buildings)            329,604       100.0%       1985 - 1987       97%       58        3.6
                   (4)ADP Plaza (2 buildings)                   299,591       100.0%       1987 - 1989       93%       29        3.3
                   (4)PeopleSoft Plaza                          279,931       100.0%           1984          99%        6        8.1
                   (4)Norris Tech Center (3 buildings)          260,513       100.0%       1984 - 1998       96%        6        5.9
                   (4)Golden Bear Center                        160,587       100.0%           1986          96%       18        4.7
                   (4)2700 Ygnacio Valley Road                  103,214       100.0%           1984          96%       24        3.0
                   (4)Park Plaza                                 87,040       100.0%           1986          86%        8        1.8
                   (4)1600 South Main                            83,277       100.0%           1983          95%       19        2.2
                   (4)Foothill Corporate Center                  70,355       100.0%           1982          98%       22        1.8
                                                              ---------                                   --------------------------
                      Region Total                            1,674,112                                      96%      190        4.5


       Atlanta, Georgia
                   (5)191 Peachtree Street                    1,215,288        80.0%           1991          98%       34        7.4
                      200 Galleria                              432,698       100.0%           1985          95%       56        3.2
                                                              ---------                                   --------------------------
                      Region Total                            1,647,986                                      97%       90        6.4


       Seattle, Washington
                   (6)Washington Mutual Tower                 1,154,560        50.0%           1988          99%       96        5.8
                   (4)110 Atrium Place                          213,854       100.0%           1981          97%       26        2.7
                   (4)Island Corporate Center                   100,075       100.0%           1987          96%       20        2.9
                                                              ---------                                   --------------------------
                      Region Total                            1,468,489                                      99%      142        5.2


       Santa Clara County, California
                (4)(7)Pruneyard Office (3 buildings)            354,005       100.0%        1971 - 1999      99%       71        4.9
                   (4)10 Almaden                                293,685       100.0%           1989         100%       25        6.5
                   (4)Pruneyard Shopping Center                 252,210       100.0%          1970s          95%       51        7.3
                   (4)Embarcadero Place (4 buildings)           192,108       100.0%           1984         100%       14        4.0
                (4)(8)Pruneyard Inn                              90,000       100.0%           1989
                   (4)First American Plaza                       82,596       100.0%           1971          98%       18        3.6
                   (4)490 California                             24,539       100.0%           1985         100%        3        5.2
                                                              ---------                                   --------------------------
                      Region Total                            1,289,143                                      99%      182        5.6


       Denver, Colorado
                      One Norwest Center                      1,187,752       100.0%           1983          97%       47        7.7
                                                              ---------                                   --------------------------
                      Region Total                            1,187,752                                      97%       47        7.7



                                                    Cornerstone Properties Inc.
                                                        Table of Properties
                                                      As of December 31, 1998


       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Remaining
           Region                 Property               Total Rentable    Cornerstone         Year       Current   Total   Avg Term
            Name                    Name                   Square Feet     Interest (1)    Constructed  Occupancy  Leases (in Years)
       -----------------------------------------------------------------------------------------------------------------------------

       San Francisco, California
                   (4)120 Montgomery                            410,902        66.7%           1955          95%       99        3.3
                   (4)One Post                                  389,660        50.0%           1969          99%       48        6.1
                   (9)201 California                            240,230       100.0%           1980         100%       13        2.4
                   (4)188 Embarcadero                            85,209       100.0%           1985          99%       13        4.1
                                                              ---------                                   --------------------------
                      Region Total                            1,126,001                                      98%      173        4.1


       Minneapolis, Minnesota
                  (10)Norwest Center                          1,118,062        50.0%           1988         100%       30       10.9
                                                              ---------                                   --------------------------
                      Region Total                            1,118,062                                     100%       30       10.9


       Washington, D.C./Alexandria, Virginia
                  (11)Market Square (2 buildings)               688,709        70.0%           1990          96%       48        7.8
                      99 Canal Center                           137,945       100.0%           1986          98%       18        3.4
                      TransPotomac Plaza 5                       92,980       100.0%           1983          96%       10        5.7
                      11 Canal Center                            70,365       100.0%           1986          95%        7        7.4
                                                              ---------                                   --------------------------
                      Region Total                              989,999                                      96%       83        6.9


       Suburban Chicago, Illinois
                  (12)Corporate 500 Centre (4 buildings)        678,885       100.0%        1986/1990        97%       41        5.5
                      One Lincoln Centre                        297,067       100.0%           1986          90%       39        2.2
                                                              ---------                                   --------------------------
                      Region Total                              975,952                                      95%       80        4.5


       Santa Monica/West Los Angeles, California
                   (4)West Wilshire (2 buildings)               235,781       100.0%       1960 - 1976       90%       50        4.0
                   (9)Wilshire Palisades                        186,714       100.0%           1981          99%       14        3.8
               (4)(13)Janss Court                               125,556       100.0%           1989          97%       20        4.2
                   (4)Searise Office Tower                      122,292       100.0%           1975          94%       30        5.0
                   (4)Commerce Park                              94,252       100.0%           1977          79%       12        5.1
                   (4)429 Santa Monica                           81,414       100.0%           1982          81%       29        2.1
                                                              ---------                                   --------------------------
                      Region Total                              846,009                                      92%      155        4.1


       Orange County, California
                   (4)Bixby Ranch                               277,289       100.0%           1987          98%       46        3.3
                   (4)18301 Von Karman                          219,537       100.0%           1991          64%       29        3.1
                   (4)2677 North Main                           212,542       100.0%           1987          81%       19        2.9
                                                              ---------                                   --------------------------
                      Region Total                              709,368                                      82%       94        3.2


       Charlotte, North Carolina
                      Charlotte Plaza                           612,728       100.0%           1982          99%       42        6.0
                                                              ---------                                   --------------------------
                      Region Total                              612,728                                      99%       42        6.0


       Arizona
                   (4)Gateway (2 buildings)                     212,222       100.0%       1984 - 1985       92%       33        2.6
                   (4)Scottsdale Centre                         164,469       100.0%           1985          94%       46        3.0
                   (4)Biltmore Lakes                            207,489       100.0%           1982          96%       45        3.0
                                                              ---------                                   --------------------------
                      Region Total                              584,180                                      94%      124        2.9


       San Diego, California
                   (4)Centerside II                             286,941       100.0%           1987          94%       45        3.5
                   (4)Crossroads                                133,950       100.0%           1983          99%       11        4.5
                                                              ---------                                   --------------------------
                      Region Total                              420,891                                      95%       56        3.8





                                                   Cornerstone Properties Inc.
                                                       Table of Properties
                                                     As of December 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Remaining
           Region                 Property               Total Rentable   Cornerstone       Year         Current   Total   Avg Term
            Name                    Name                   Square Feet    Interest (1)  Constructed     Occupancy  Leases (in Years)
------------------------------------------------------------------------------------------------------------------------------------
       Los Angeles, California
                   (4)700 North Brand                           202,785       100.0%           1981          94%       18        4.8
                   (4)Tri-Center Plaza                          141,946       100.0%           1990          96%       13        4.3
                   (4)Warner Park Center                         58,798       100.0%           1986          98%        9        2.0
                                                              ---------                                   --------------------------
                      Region Total                              403,529                                      95%       40        4.2


       New York City, New York
                      527 Madison Avenue                        215,332       100.0%           1986          94%       18        4.9
                      Tower 56                                  163,633       100.0%           1983          99%       43        2.9
                                                              ---------                                   --------------------------
                      Region Total                              378,965                                      96%       61        4.0


       Conejo Valley (Ventura), California
                   (4)Westlake Spectrum (2 buildings)           118,990       100.0%           1990         100%       14        2.7
                   (4)Agoura Hills                              115,265       100.0%           1987          88%        9        2.8
                                                              ---------                                   --------------------------
                      Region Total                              234,255                                      94%       23        2.7


       Other Regions
                   (4)U.S. West (Murray, Utah)                  136,608       100.0%           1985          86%       11        2.9
                   (4)Exposition Centre (Sacramento, CA)         72,547       100.0%           1984          65%        9        3.3
                                                              ---------                                   --------------------------
                      Region Total                              209,155                                      79%       20        3.0



                                                             ----------                                   --------------------------
                      Total Portfolio                        20,935,774                                      96%    1,922        5.4
                  (14)Minority Interest Adjustment             (684,784)
                                                             ----------                                   ---------
                      Cornerstone Portfolio                  20,250,990                                      95%





                           Cornerstone Properties Inc.
                               Table of Properties
                                    Footnotes
_______________________
(1) Unless noted below, cash flow and residual proceeds will be distributed to Cornerstone according to its percentage interest.

(2) On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company. The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(3)  The Property was acquired by the Company in April 1998.

(4)  Property acquired as a result of the Wilson acquisition in December 1998.

(5) While the Companys stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. In 1998, the partner in the transaction, CH Associates, Ltd., received an annual incentive distribution of $250,000 which the Company expects it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow of the property.

(6) While the Companys stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the year ended December 31, 1998 the Company received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(7) Pruneyard Place is under construction with an expected completion date of mid 1999. The building is entirely pre-leased.

(8) The Pruneyard Inn is a 118-room three-story hotel. The property is currently undergoing a 25,000 square foot expansion, which will accommodate 54 new rooms.

(9)  The Property was acquired by the Company in June 1998.

(10) While the Companys stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the year ended December 31, 1998, the Companys share of earnings and cash distributions from the partnership that owns Norwest Center was 77.9%.

(11) During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Companys economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a buffer loan, with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the year ended December 31, 1998, the Company received 100% of the cash flow from the Property.

(12) The Property was acquired by the Company in January 1998.

(13) Janss Court is a seven-story, 125,000 square foot class A mixed use building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

(14) Rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners percentage interest in the cash flows of the property.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                           o Top Ten Tenants Schedule

                           Cornerstone Properties Inc.
                            Top Ten Tenants Schedule
                             As of December 31, 1998

--------------------------------------------------------------------------------
The Company's tenants include local, regional, and international companies engaged in a wide variety of businesses. The following table sets forth, as of December 31, 1998, information concerning the ten largest tenants (ranked by Full Service Straight-Line Rent, adjusted for the interest of a joint venture or minority partner, as of that date) occupying the Properties. "Full Service Straight-Line Rent" is Straight-Line Rent plus annual operating expense recoveries. "Straight-Line Rent" means the annual average of all actual rent required to be paid through the term of the lease, calculated in accordance with GAAP. Full Service Straight-Line Rent does not reflect the cost of any leasing commissions or tenant improvements.
--------------------------------------------------------------------------------



                                               Straight-Line        Expense       Full Service     Percent    Scheduled    Rentable
                       Tenant                       Rent          Recoveries    Straight-Line Rent of Total  Expiration  Square Feet
         ---------------------------------     -------------------------------------------------------------------------------------

(1)(3)(4)Norwest Corporation [Wells Fargo]     $ 19,006,195       $ 9,742,586      $ 28,748,781      5%         Mar-99       14,659
                                                                                                                 Aug-01        7,200
                                                                                                                 Oct-01        1,796
                                                                                                                 Mar-02       12,898
                                                                                                                 Feb-03       13,191
                                                                                                                 Jul-03      143,103
                                                                                                                 Aug-04       29,810
                                                                                                                 Oct-04        5,007
                                                                                                                 Jul-13      401,735
                                                                                                                 Aug-18      351,391
                                                                                                                         -----------
                                                                                                                             980,790

   (1)(4)Massachusetts Financial Services          9,015,212         4,195,090        13,210,302      2%         Feb-03      328,540

      (1)Wachovia Bank                             9,061,416         3,333,240        12,394,656      2%         Sep-03        7,730
                                                                                                                 Dec-08      380,442
                                                                                                                         -----------
                                                                                                                             388,172

      (1)Hale & Dorr                               7,957,404         3,992,607        11,950,011      2%         Jun-13      296,028

      (1)King & Spalding                           8,168,292         2,760,336        10,928,628      2%         Mar-06      305,267

      (1)Deloitte & Touche                         7,643,072         1,730,572         9,373,644      2%         Feb-99       15,064
                                                                                                                 Oct-99      129,614
                                                                                                                 Jun-08       84,947
                                                                                                                         -----------
                                                                                                                             229,625

   (1)(4)The New England Life                      4,730,957         2,547,352         7,278,309      1%         Sep-08      199,055

      (2)Perkins Coie                              6,378,103           503,193         6,881,296      1%         Dec-99       10,436
                                                                                                                 Jul-03        6,811
                                                                                                                 Jul-04       23,775
                                                                                                                 Dec-11      199,110
                                                                                                                         -----------
                                                                                                                             240,132

      (2)First Union                               6,188,976            71,808         6,260,784      1%         Mar-99       23,190
                                                                                                                 Jun-00       27,210
                                                                                                                 Aug-00       22,884
                                                                                                                 Mar-01       22,520
                                                                                                                 Aug-01       46,097
                                                                                                                 Feb-02       23,421
                                                                                                                 Sep-02       22,366
                                                                                                                 Aug-08       46,072
                                                                                                                 Mar-09       23,105
                                                                                                                 Mar-10       46,768
                                                                                                                 Mar-11       47,542
                                                                                                                 Apr-14        3,905
                                                                                                                         -----------
                                                                                                                             355,080

   (1)(4)Houghton Mifflin                          3,162,483         2,916,682         6,079,165      1%         Feb-07      225,883
                                               ---------------------------------------------------------                 -----------
         Total Top 10 Tenants                   $ 81,312,110      $ 31,793,466     $ 113,105,576     20%                   3,548,572
                                               =========================================================                 ===========

                                               -------------------------------------------------                         -----------
      (4)Total Portfolio                       $ 455,603,405     $ 103,878,253     $ 559,481,658                          19,233,939
                                               =================================================                         ===========



                           Cornerstone Properties Inc.
                            Top Ten Tenants Schedule
                                    Footnotes



____________________________
(1)  Net Lease.

(2)  Gross Lease.

(3) Norwest Corporation [Wells Fargo] includes all space associated with Norwest Corporation, Norwest Bank Denver N.A. and Wells Fargo Bank.

(4) Straight-Line Rent and rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners 1998 percentage participation in the cash flows of the property. Note: Prior supplemental packages did not include an adjustment for minority interest in the schedule of Top Ten Tenants.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                        o Historical Occupancy Schedule

                                                Cornerstone Properties Inc.
                                               Historical Occupancy Schedule
                                                  As of December 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
        Region                                        Total Rentable
        Name                                             Square Feet      1994          1995         1996          1997         1998
        ----------------------------------------------------------------------------------------------------------------------------

        Boston, Massachusetts                              2,885,289        --           94%         100%           99%          99%

        San Mateo County, California                       2,173,909        --            --           --            --          88%

        East Bay, California                               1,674,112        --            --           --            --          96%

        Atlanta, Georgia                                   1,647,986        --            --           --           94%          97%

        Seattle, Washington                                1,468,489       97%           97%          97%           97%          99%

     (1)Santa Clara County, California                     1,199,143        --            --           --            --          99%

        Denver, Colorado                                   1,187,752       96%           98%          99%           99%          97%

        San Francisco, California                          1,126,001        --            --           --            --          98%

        Minneapolis, Minnesota                             1,118,062      100%          100%         100%           98%         100%

        Washington, D.C./Alexandria, Virginia                989,999        --            --           --           95%          96%

        Suburban Chicago, Illinois                           975,952        --            --          91%           96%          95%

        Santa Monica/West Los Angeles, California            846,009        --            --           --            --          92%

        Orange County, California                            709,368        --            --           --            --          82%

        Charlotte, North Carolina                            612,728        --            --           --           94%          99%

        Arizona                                              584,180        --            --           --            --          94%

        San Diego, California                                420,891        --            --           --            --          95%

        Los Angeles, California                              403,529        --            --           --            --          95%

        New York City, New York                              378,965        --           91%          96%           99%          96%

        Conejo Valley (Ventura), California                  234,255        --            --           --            --          94%

     (2)Other Regions                                        209,155        --            --           --            --          79%


                                                         -----------    ------------------------------------------------------------
                (3)TOTAL PORTFOLIO                        20,845,774       98%           98%          98%           97%          96%



(1)The rentable area associated with the Pruneyard Inn (90,000sf) is not included in the occupancy calculation.
(2)Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3)1996 and 1997 occupancy has been restated to reflect the 1998 sale of the Frick Building.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                   o Net Rent and Net Effective Rent Schedule

                           Cornerstone Properties Inc.
                    Net Rent and Net Effective Rent Schedule
                             As of December 31, 1998

--------------------------------------------------------------------------------
The following tables show the average annual Net Rent and the average annual Net Effective Rent (each as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Rent" as used herein means actual billed rent less Recoveries. "Net Effective Rent" as used herein means (i) rent determined for each year on a straight-line basis through the term of the lease, less (ii) Recoveries and the amortization of deferred leasing costs (tenant improvements, leasing commissions, and other tenant inducements). Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period.
--------------------------------------------------------------------------------


                                                               Total Rentable
                  Property Name                                 Square Feet       1998       1997       1996       1995       1994
       ----------------------------------------------------------------------    ---------------------------------------------------
       Average Annual Net Rent (per square foot occupied)
       --------------------------------------------------

                  One Norwest Center                                1,187,752    $ 12.54    $ 12.46    $ 12.08    $ 11.78    $ 11.61
                  Norwest Center                                    1,118,062    $ 18.91    $ 18.29    $ 17.94    $ 17.82    $ 17.25
                  Washington Mutual Tower                           1,154,560    $ 15.83    $ 15.77    $ 15.98    $ 16.17    $ 15.27
                  125 Summer Street                                   463,691    $ 22.15    $ 21.27    $ 23.24    $ 22.48         --
                  Tower 56                                            163,633    $ 22.29    $ 22.76    $ 20.45         --         --
                  One Lincoln Centre                                  297,067    $ 20.71    $ 19.60    $ 18.56         --         --
                  527 Madison Avenue                                  215,332    $ 31.98    $ 36.55    $ 35.47         --         --
                  191 Peachtree Street                              1,215,288    $ 20.76    $ 21.07         --         --         --
                  Market Square                                       688,709    $ 26.27         --         --         --         --
                  500 Boylston Street                                 714,636    $ 26.05    $ 25.89         --         --         --
                  222 Berkeley Street                                 531,184    $ 17.19    $ 16.68         --         --         --
                  Charlotte Plaza                                     612,728     $ 9.66     $ 9.35         --         --         --
                  200 Galleria                                        432,698    $ 14.70    $ 12.92         --         --         --
                  11 Canal Center                                      70,365    $ 14.83    $ 14.11         --         --         --
                  99 Canal Center                                     137,945    $ 15.23    $ 14.49         --         --         --
                  TransPotomac Plaza 5                                 92,980    $ 12.19    $ 12.55         --         --         --
                  Sixty State Street                                  823,014    $ 19.15         --         --         --         --
                  Corporate 500 Centre                                678,885    $ 20.90         --         --         --         --
                  One Memorial Drive                                  352,764    $ 21.07         --         --         --         --
                  201 California Street                               240,230    $ 11.57         --         --         --         --
                  Wilshire Palisades                                  186,714    $ 24.36         --         --         --         --
                                                                   -----------  ----------------------------------------------------
               (1)Weighted Average                                 11,378,237    $ 18.77    $ 17.74    $ 17.42    $ 16.06    $ 14.65
                                                                   ===========  ====================================================

       Average Annual Net Effective Rents (per square foot occupied)              1998       1997       1996       1995       1994
       -------------------------------------------------------------            ----------------------------------------------------
                  One Norwest Center                                1,187,752    $ 11.96    $ 11.66    $ 10.80    $ 10.56    $ 10.25
                  Norwest Center                                    1,118,062    $ 17.73    $ 17.23    $ 17.43    $ 17.31    $ 17.00
                  Washington Mutual Tower                           1,154,560    $ 15.10    $ 12.02    $ 11.80    $ 11.83    $ 11.03
                  125 Summer Street                                   463,691    $ 19.66    $ 20.00    $ 22.27    $ 23.33         --
                  Tower 56                                            163,633    $ 22.15    $ 21.56    $ 21.17         --         --
                  One Lincoln Centre                                  297,067    $ 20.02    $ 19.76    $ 19.70         --         --
                  527 Madison Avenue                                  215,332    $ 33.23    $ 36.89    $ 30.99         --         --
                  191 Peachtree Street                              1,215,288    $ 23.86    $ 24.26         --         --         --
                  Market Square                                       688,709    $ 28.48         --         --         --         --
                  500 Boylston Street                                 714,636    $ 26.27    $ 26.08         --         --         --
                  222 Berkeley Street                                 531,184    $ 18.72    $ 18.08         --         --         --
                  Charlotte Plaza                                     612,728    $ 10.00     $ 9.76         --         --         --
                  200 Galleria                                        432,698    $ 14.93    $ 13.52         --         --         --
                  11 Canal Center                                      70,365    $ 15.74    $ 14.72         --         --         --
                  99 Canal Center                                     137,945    $ 15.87    $ 15.00         --         --         --
                  TransPotomac Plaza 5                                 92,980    $ 13.37    $ 14.29         --         --         --
                  Sixty State Street                                  823,014    $ 23.14         --         --         --         --
                  Corporate 500 Centre                                678,885    $ 22.37         --         --         --         --
                  One Memorial Drive                                  352,764    $ 23.32         --         --         --         --
                  201 California Street                               240,230    $ 11.73         --         --         --         --
                  Wilshire Palisades                                  186,714    $ 26.04         --         --         --         --
                                                                   ----------   ----------------------------------------------------
               (1)Weighted Average                                 11,378,237    $ 19.50    $ 17.55    $ 15.71    $ 14.37    $ 12.69
                                                                   ==========   ====================================================



(1)1996 and 1997 rent has been restated to reflect the 1998 sale of the Frick Building.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                          o Lease Expiration Schedule

                                                Cornerstone Properties Inc.
                                                 Lease Expiration Schedule




The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of December 31, 1998.




REGION NAME                           CATEGORY                                  1999          2000          2001            2002
------------------------------------------------------------------------------------------------------------------------------------

Portfolio - All Properties Total (7)  Square feet expiring (1)              1,814,970 sf   1,774,550 sf  1,928,531 sf   2,751,615 sf
                                      Full service St-Line rent (2)         $ 46,086,712   $ 43,611,395  $ 56,969,565   $ 72,182,531

     Minority Interest Adjustment (3) Square feet expiring (1)                 53,851 sf      50,166 sf     27,798 sf      60,148 sf
                                      Full service St-Line rent (2)         $  1,441,303   $  1,375,946  $    801,132   $  1,571,496

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,761,119 sf   1,724,384 sf  1,900,733 sf   2,691,467 sf
                                      Full service St-Line rent (2) (3)     $ 44,645,410   $ 42,235,449  $ 56,168,433   $ 70,611,035
                                      Full service St-Line rent per sq. ft. $      25.35   $      24.49  $      29.55   $      26.24
                                      % Full service St-Lined rent                 7.98%          7.55%        10.04%         12.62%
                                      No. of tenant leases expiring (4)              343            317           303            299

                                      Asking market rent per sq. ft. (5)          $34.70
                                      Operating Expenses per sq. ft. (6)          $10.24

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Boston, Massachusetts                 Square feet expiring (1)                181,850 sf      56,235 sf    158,881 sf     477,883 sf
                                      Full service St-Line rent (2)         $  7,445,173   $  2,018,320  $  6,027,230   $ 15,215,282

     Minority Interest Adjustment (3) Square feet expiring (1)                  1,142 sf         249 sf      8,415 sf       7,975 sf
                                      Full service St-Line rent (2)         $     34,345   $     16,018  $    330,730   $    256,718

     Cornerstone Portfolio            Square feet expiring (1) (3)            180,708 sf      55,986 sf    150,466 sf     469,908 sf
                                      Full service St-Line rent (2) (3)     $  7,410,827   $  2,002,303  $  5,696,500   $ 14,958,564
                                      Full service St-Line rent per sq. ft. $      41.01   $      35.76  $      37.86   $      31.83
                                      % Full service St-Lined rent                 7.44%          2.01%         5.72%         15.02%
                                      No. of tenant leases expiring (4)               11              8            15             19

                                      Asking market rent per sq. ft. (5)    $      50.68
                                      Operating Expenses per sq. ft. (6)    $      13.74

------------------------------------------------------------------------------------------------------------------------------------

San Mateo County, California          Square feet expiring (1)                222,305 sf     190,252 sf    108,954 sf     233,724 sf
                                      Full service St-Line rent (2)         $  5,216,508   $  5,014,104  $  3,377,208   $  8,107,776

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            222,305 sf     190,252 sf    108,954 sf     233,724 sf
                                      Full service St-Line rent (2) (3)     $  5,216,508   $  5,014,104  $  3,377,208   $  8,107,776
                                      Full service St-Line rent per sq. ft. $      23.47   $      26.36  $      31.00   $      34.69
                                      % Full service St-Lined rent                 8.03%          7.72%         5.20%         12.49%
                                      No. of tenant leases expiring (4)               25             31            21             33

                                      Asking market rent per sq. ft. (5)    $      36.65
                                      Operating Expenses per sq. ft. (6)    $       8.75


------------------------------------------------------------------------------------------------------------------------------------



REGION NAME                           CATEGORY                                   2003          2004          2005           2006
------------------------------------------------------------------------------------------------------------------------------------

Portfolio - All Properties Total (7)  Square feet expiring (1)              3,169,786 sf   1,450,354 sf    669,892 sf   1,113,593 sf
                                      Full service St-Line rent (2)         $ 94,702,701   $ 40,798,457  $ 23,182,656   $ 37,645,521

     Minority Interest Adjustment (3) Square feet expiring (1)                150,589 sf      49,256 sf      6,288 sf         638 sf
                                      Full service St-Line rent (2)         $  4,869,422   $  1,585,446  $    210,635   $     14,580

     Cornerstone Portfolio            Square feet expiring (1) (3)          3,019,197 sf   1,401,098 sf    663,604 sf   1,112,955 sf
                                      Full service St-Line rent (2) (3)     $ 89,833,279   $ 39,213,010  $ 22,972,021   $ 37,630,941
                                      Full service St-Line rent per sq. ft. $      29.75   $      27.99  $      34.62   $      33.81
                                      % Full service St-Lined rent                16.06%          7.01%         4.11%          6.73%
                                      No. of tenant leases expiring (4)              321            117            53             31

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Boston, Massachusetts                 Square feet expiring (1)                588,434 sf     248,693 sf      9,503 sf      35,537 sf
                                      Full service St-Line rent (2)         $ 22,496,817   $  8,478,803  $    291,079   $  1,142,730

     Minority Interest Adjustment (3) Square feet expiring (1)                 39,100 sf       1,367 sf            sf             sf
                                      Full service St-Line rent (2)         $  1,557,384   $     43,368  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            549,334 sf     247,326 sf      9,503 sf      35,537 sf
                                      Full service St-Line rent (2) (3)     $ 20,939,433   $  8,435,435  $    291,079   $  1,142,730
                                      Full service St-Line rent per sq. ft. $      38.12   $      34.11  $      30.63   $      32.16
                                      % Full service St-Lined rent                21.02%          8.47%         0.29%          1.15%
                                      No. of tenant leases expiring (4)               13             16             1              2

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

San Mateo County, California          Square feet expiring (1)                312,761 sf     105,841 sf    179,683 sf     224,379 sf
                                      Full service St-Line rent (2)         $ 11,984,664   $  3,706,014  $  6,824,892   $  8,363,604

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            312,761 sf     105,841 sf    179,683 sf     224,379 sf
                                      Full service St-Line rent (2) (3)     $ 11,984,664   $  3,706,014  $  6,824,892   $  8,363,604
                                      Full service St-Line rent per sq. ft. $      38.32   $      35.01  $      37.98   $      37.27
                                      % Full service St-Lined rent                18.46%          5.71%        10.51%         12.88%
                                      No. of tenant leases expiring (4)               29             11            10              5

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007         2008          Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------

Portfolio - All Properties Total (7)  Square feet expiring (1)              1,159,709 sf   1,466,471 sf  2,609,658 sf  19,909,129 sf
                                      Full service St-Line rent (2)         $ 32,924,199   $ 47,801,926  $ 85,116,419   $581,022,082

     Minority Interest Adjustment (3) Square feet expiring (1)                126,249 sf      27,291 sf    122,916 sf     675,190 sf
                                      Full service St-Line rent (2)         $  3,569,374   $  1,008,960  $  5,092,130   $ 21,540,424

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,033,460 sf   1,439,180 sf  2,486,742 sf  19,233,939 sf
                                      Full service St-Line rent (2) (3)     $ 29,354,826   $ 46,792,966  $ 80,024,288   $559,481,658
                                      Full service St-Line rent per sq. ft. $      28.40   $      32.51  $      32.18   $      29.09
                                      % Full service St-Lined rent                 5.25%          8.36%        14.30%        100.00%
                                      No. of tenant leases expiring (4)               47             45            46          1,922

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------
-------------------------------------------------------------------------------------------------------------------------  ---------

Boston, Massachusetts                 Square feet expiring (1)                360,960 sf     242,983 sf    501,580 sf   2,862,539 sf
                                      Full service St-Line rent (2)         $ 11,049,070   $  9,173,982  $ 20,117,346   $103,455,832

     Minority Interest Adjustment (3) Square feet expiring (1)                 24,363 sf      20,654 sf      2,505 sf     105,770 sf
                                      Full service St-Line rent (2)         $    705,574   $    779,788  $    116,201   3,840,126 sf

     Cornerstone Portfolio            Square feet expiring (1) (3)            336,597 sf     222,329 sf    499,075 sf   2,756,769 sf
                                      Full service St-Line rent (2) (3)     $ 10,343,496   $  8,394,193  $ 20,001,145   $ 99,615,705
                                      Full service St-Line rent per sq. ft. $      30.73   $      37.76  $      40.08   $      36.13
                                      % Full service St-Lined rent                10.38%          8.43%        20.08%        100.00%
                                      No. of tenant leases expiring (4)               14              4             7            110

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

San Mateo County, California          Square feet expiring (1)                  6,456 sf     209,411 sf    114,128 sf   1,907,894 sf
                                      Full service St-Line rent (2)         $    272,352   $  8,078,424  $  3,977,820   $ 64,923,366

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)              6,456 sf     209,411 sf    114,128 sf   1,907,894 sf
                                      Full service St-Line rent (2) (3)     $    272,352   $  8,078,424  $  3,977,820   $ 64,923,366
                                      Full service St-Line rent per sq. ft. $      42.19   $      38.58  $      34.85   $      34.03
                                      % Full service St-Lined rent                 0.42%         12.44%         6.13%        100.00%
                                      No. of tenant leases expiring (4)                1             11             3            180


------------------------------------------------------------------------------------------------------------------------------------


REGION NAME                           CATEGORY                                    NRA
----------------------------------------------------------------------------------------
Portfolio - All Properties Total (7)  Square feet expiring (1)             20,845,774 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                684,784 sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)         20,160,990 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Boston, Massachusetts                 Square feet expiring (1)              2,885,289 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                105,770 sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          2,779,519 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

San Mateo County, California          Square feet expiring (1)              2,173,909 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          2,173,909 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)




                                             Cornerstone Properties Inc.
                                              Lease Expiration Schedule



REGION NAME                           CATEGORY                                   1999           2000          2001           2002
------------------------------------------------------------------------------------------------------------------------------------
East Bay, California                  Square feet expiring (1)                146,533 sf     274,981 sf    173,410 sf     309,083 sf
                                      Full service St-Line rent (2)         $  3,018,762   $  5,561,304  $  3,662,352   $  7,082,484

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            146,533 sf     274,981 sf    173,410 sf     309,083 sf
                                      Full service St-Line rent (2) (3)     $  3,018,762   $  5,561,304  $  3,662,352   $  7,082,484
                                      Full service St-Line rent per sq. ft. $      20.60   $      20.22  $      21.12   $      22.91
                                      % Full service St-Lined rent                 8.46%         15.59%        10.26%         19.85%
                                      No. of tenant leases expiring (4)               40             41            38             30

                                      Asking market rent per sq. ft. (5)    $      26.46
                                      Operating Expenses per sq. ft. (6)    $       8.42

------------------------------------------------------------------------------------------------------------------------------------

Atlanta, Georgia                      Square feet expiring (1)                 29,836 sf      76,466 sf    201,435 sf     182,245 sf
                                      Full service St-Line rent (2)         $    574,566   $  1,606,284  $  5,267,292   $  4,064,808

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             29,836 sf      76,466 sf    201,435 sf     182,245 sf
                                      Full service St-Line rent (2) (3)     $    574,566   $  1,606,284  $  5,267,292   $  4,064,808
                                      Full service St-Line rent per sq. ft. $      19.26   $      21.01  $      26.15   $      22.30
                                      % Full service St-Lined rent                 1.22%          3.40%        11.17%          8.62%
                                      No. of tenant leases expiring (4)                6             20            19             12

                                      Asking market rent per sq. ft. (5)    $      28.30
                                      Operating Expenses per sq. ft. (6)    $       8.15

------------------------------------------------------------------------------------------------------------------------------------

Seattle, Washington                   Square feet expiring (1)                229,957 sf      81,853 sf     54,848 sf     236,630 sf
                                      Full service St-Line rent (2)         $  4,666,652   $  1,526,855  $  1,285,502   $  5,225,499

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            229,957 sf      81,853 sf     54,848 sf     236,630 sf
                                      Full service St-Line rent (2) (3)     $  4,666,652   $  1,526,855  $  1,285,502   $  5,225,499
                                      Full service St-Line rent per sq. ft. $      20.29   $      18.65  $      23.44   $      22.08
                                      % Full service St-Lined rent                14.05%          4.60%         3.87%         15.73%
                                      No. of tenant leases expiring (4)               44             24            15             18

                                      Asking market rent per sq. ft. (5)    $      35.54
                                      Operating Expenses per sq. ft. (6)    $       8.19


------------------------------------------------------------------------------------------------------------------------------------




REGION NAME                           CATEGORY                                   2003           2004          2005           2006

East Bay, California                  Square feet expiring (1)                148,012 sf      83,877 sf     65,497 sf     110,770 sf
                                      Full service St-Line rent (2)         $  3,449,964   $  1,965,874  $  1,682,208   $  1,732,476

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            148,012 sf      83,877 sf     65,497 sf     110,770 sf
                                      Full service St-Line rent (2) (3)     $  3,449,964   $  1,965,874  $  1,682,208   $  1,732,476
                                      Full service St-Line rent per sq. ft. $      23.31   $      23.44  $      25.68   $      15.64
                                      % Full service St-Lined rent                 9.67%          5.51%         4.71%          4.86%
                                      No. of tenant leases expiring (4)               23              7             2              2

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Atlanta, Georgia                      Square feet expiring (1)                 92,359 sf      42,334 sf     21,508 sf     442,913 sf
                                      Full service St-Line rent (2)         $  2,325,252   $  1,166,112  $    549,192   $ 15,711,444

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             92,359 sf      42,334 sf     21,508 sf     442,913 sf
                                      Full service St-Line rent (2) (3)     $  2,325,252   $  1,166,112  $    549,192   $ 15,711,444
                                      Full service St-Line rent per sq. ft. $      25.18   $      27.55  $      25.53   $      35.47
                                      % Full service St-Lined rent                 4.93%          2.47%         1.16%         33.30%
                                      No. of tenant leases expiring (4)               15              5             5              4

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Seattle, Washington                   Square feet expiring (1)                349,029 sf     127,535 sf     22,983 sf       4,070 sf
                                      Full service St-Line rent (2)         $  8,161,517   $  2,914,488  $    303,119   $    111,925

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            349,029 sf     127,535 sf     22,983 sf       4,070 sf
                                      Full service St-Line rent (2) (3)     $  8,161,517   $  2,914,488  $    303,119   $    111,925
                                      Full service St-Line rent per sq. ft. $      23.38   $      22.85  $      13.19   $      27.50
                                      % Full service St-Lined rent                24.57%          8.77%         0.91%          0.34%
                                      No. of tenant leases expiring (4)               27              7             3              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------



                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007           2008        Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------
East Bay, California                  Square feet expiring (1)                 71,109 sf     211,000 sf      9,819 sf   1,604,091 sf
                                      Full service St-Line rent (2)         $  1,476,948   $  5,999,328  $     47,172   $ 35,678,872

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             71,109 sf     211,000 sf      9,819 sf   1,604,091 sf
                                      Full service St-Line rent (2) (3)     $  1,476,948   $  5,999,328  $     47,172   $ 35,678,872
                                      Full service St-Line rent per sq. ft. $      20.77   $      28.43  $       4.80   $      22.24
                                      % Full service St-Lined rent                 4.14%         16.81%         0.13%        100.00%
                                      No. of tenant leases expiring (4)                3              3             1            190

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Atlanta, Georgia                      Square feet expiring (1)                        sf     495,739 sf     15,041 sf   1,599,876 sf
                                      Full service St-Line rent (2)         $          -   $ 15,911,856  $          -   $ 47,176,806

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)                    sf     495,739 sf     15,041 sf   1,599,876 sf
                                      Full service St-Line rent (2) (3)     $          -   $ 15,911,856  $          -   $ 47,176,806
                                      Full service St-Line rent per sq. ft. $          -   $      32.10  $          -   $      29.49
                                      % Full service St-Lined rent                 0.00%         33.73%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                0              4             0             90

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Seattle, Washington                   Square feet expiring (1)                137,888 sf         366 sf    203,983 sf   1,449,142 sf
                                      Full service St-Line rent (2)         $  2,928,682   $      9,406  $  6,087,479   $ 33,221,122

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            137,888 sf         366 sf    203,983 sf   1,449,142 sf
                                      Full service St-Line rent (2) (3)     $  2,928,682   $      9,406  $  6,087,479   $ 33,221,122
                                      Full service St-Line rent per sq. ft. $      21.24   $      25.70  $      29.84   $      22.92
                                      % Full service St-Lined rent                 8.82%          0.03%        18.32%        100.00%
                                      No. of tenant leases expiring (4)                1              1             1            142

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------



REGION NAME                           CATEGORY                                    NRA
----------------------------------------------------------------------------------------
East Bay, California                  Square feet expiring (1)              1,674,112 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,674,112 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Atlanta, Georgia                      Square feet expiring (1)              1,647,986 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,647,986 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Seattle, Washington                   Square feet expiring (1)              1,468,489 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,468,489 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)





                                             Cornerstone Properties Inc.
                                              Lease Expiration Schedule


REGION NAME                           CATEGORY                                   1999           2000          2001           2002
------------------------------------------------------------------------------------------------------------------------------------

Santa Clara County, California (7)    Square feet expiring (1)                168,507 sf      95,075 sf    164,364 sf      54,474 sf
                                      Full service St-Line rent (2)         $  5,025,399   $  2,614,207  $  4,609,629   $  1,509,735

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            168,507 sf      95,075 sf    164,364 sf      54,474 sf
                                      Full service St-Line rent (2) (3)     $  5,025,399   $  2,614,207  $  4,609,629   $  1,509,735
                                      Full service St-Line rent per sq. ft. $      29.82   $      27.50  $      28.05   $      27.71
                                      % Full service St-Lined rent                14.03%          7.30%        12.87%          4.21%
                                      No. of tenant leases expiring (4)               36             35            34             17

                                      Asking market rent per sq. ft. (5)    $      36.11
                                      Operating Expenses per sq. ft. (6)    $       8.98

------------------------------------------------------------------------------------------------------------------------------------

Denver, Colorado                      Square feet expiring (1)                 38,598 sf     124,001 sf     60,785 sf     138,233 sf
                                      Full service St-Line rent (2)         $    640,633   $  1,870,247  $  1,044,093   $  2,159,716

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             38,598 sf     124,001 sf     60,785 sf     138,233 sf
                                      Full service St-Line rent (2) (3)     $    640,633   $  1,870,247  $  1,044,093   $  2,159,716
                                      Full service St-Line rent per sq. ft. $      16.60   $      15.08  $      17.18   $      15.62
                                      % Full service St-Lined rent                 2.87%          8.38%         4.68%          9.68%
                                      No. of tenant leases expiring (4)                4              7             7             14

                                      Asking market rent per sq. ft. (5)    $      26.25
                                      Operating Expenses per sq. ft. (6)    $       6.50

------------------------------------------------------------------------------------------------------------------------------------

San Francisco, California             Square feet expiring (1)                236,588 sf      80,314 sf     91,631 sf     124,944 sf
                                      Full service St-Line rent (2)         $  6,129,613   $  1,928,172  $  2,103,576   $  3,381,036

     Minority Interest Adjustment (3) Square feet expiring (1)                 45,963 sf      25,847 sf     18,328 sf      40,373 sf
                                      Full service St-Line rent (2)         $  1,222,182   $    612,334  $    436,268   $  1,041,070

     Cornerstone Portfolio            Square feet expiring (1) (3)            190,625 sf      54,468 sf     73,304 sf      84,571 sf
                                      Full service St-Line rent (2) (3)     $  4,907,431   $  1,315,838  $  1,667,308   $  2,339,966
                                      Full service St-Line rent per sq. ft. $      25.74   $      24.16  $      22.75   $      27.67
                                      % Full service St-Lined rent                22.87%          6.13%         7.77%         10.90%
                                      No. of tenant leases expiring (4)               38             20            18             29

                                      Asking market rent per sq. ft. (5)    $      40.99
                                      Operating Expenses per sq. ft. (6)    $      12.34


------------------------------------------------------------------------------------------------------------------------------------




REGION NAME                           CATEGORY                                   2003           2004          2005           2006
------------------------------------------------------------------------------------------------------------------------------------

Santa Clara County, California (7)    Square feet expiring (1)                182,856 sf      75,889 sf     17,346 sf      52,249 sf
                                      Full service St-Line rent (2)         $  6,716,779   $  1,965,491  $    625,994   $  1,645,590

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            182,856 sf      75,889 sf     17,346 sf      52,249 sf
                                      Full service St-Line rent (2) (3)     $  6,716,779   $  1,965,491  $    625,994   $  1,645,590
                                      Full service St-Line rent per sq. ft. $      36.73   $      25.90  $      36.09   $      31.50
                                      % Full service St-Lined rent                18.75%          5.49%         1.75%          4.59%
                                      No. of tenant leases expiring (4)               28              7             4              5

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Denver, Colorado                      Square feet expiring (1)                182,284 sf     129,147 sf            sf             sf
                                      Full service St-Line rent (2)         $  3,562,596   $  2,433,836  $          -   $          -

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            182,284 sf     129,147 sf            sf             sf
                                      Full service St-Line rent (2) (3)     $  3,562,596   $  2,433,836  $          -   $          -
                                      Full service St-Line rent per sq. ft. $      19.54   $      18.85  $          -   $          -
                                      % Full service St-Lined rent                15.96%         10.90%         0.00%          0.00%
                                      No. of tenant leases expiring (4)                7              4             0              0

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

San Francisco, California             Square feet expiring (1)                293,383 sf      21,170 sf     23,689 sf       1,915 sf
                                      Full service St-Line rent (2)         $  8,747,868   $    591,792  $    896,016   $     43,740

     Minority Interest Adjustment (3) Square feet expiring (1)                 70,745 sf       9,115 sf      2,116 sf         638 sf
                                      Full service St-Line rent (2)         $  2,053,270   $    254,370  $     65,928   $     14,580

     Cornerstone Portfolio            Square feet expiring (1) (3)            222,638 sf      12,055 sf     21,574 sf       1,277 sf
                                      Full service St-Line rent (2) (3)     $  6,694,598   $    337,422  $    830,088   $     29,160
                                      Full service St-Line rent per sq. ft. $      30.07   $      27.99  $      38.48   $      22.84
                                      % Full service St-Lined rent                31.19%          1.57%         3.87%          0.14%
                                      No. of tenant leases expiring (4)               52              5             4              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)



------------------------------------------------------------------------------------------------------------------------------------



                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007           2008        Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------

Santa Clara County, California (7)    Square feet expiring (1)                  4,867 sf      34,985 sf    331,375 sf   1,181,987 sf
                                      Full service St-Line rent (2)         $    154,862   $    872,599  $ 10,086,079   $ 35,826,363

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)              4,867 sf      34,985 sf    331,375 sf   1,181,987 sf
                                      Full service St-Line rent (2) (3)     $    154,862   $    872,599  $ 10,086,079   $ 35,826,363
                                      Full service St-Line rent per sq. ft. $      31.82   $      24.94  $      30.44   $      30.31
                                      % Full service St-Lined rent                 0.43%          2.44%        28.15%        100.00%
                                      No. of tenant leases expiring (4)                2              5             9            182

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Denver, Colorado                      Square feet expiring (1)                 76,470 sf             sf    407,151 sf   1,156,669 sf
                                      Full service St-Line rent (2)         $  1,597,948   $          -  $  9,009,763   $ 22,318,832

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -           $ -            $ -

     Cornerstone Portfolio            Square feet expiring (1) (3)             76,470 sf             sf    407,151 sf   1,156,669 sf
                                      Full service St-Line rent (2) (3)     $  1,597,948   $          -  $  9,009,763   $ 22,318,832
                                      Full service St-Line rent per sq. ft. $      20.90   $          -  $      22.13   $      19.30
                                      % Full service St-Lined rent                 7.16%          0.00%        40.37%        100.00%
                                      No. of tenant leases expiring (4)                2              0             2             47

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

San Francisco, California             Square feet expiring (1)                203,772 sf      19,911 sf      3,431 sf   1,100,748 sf
                                      Full service St-Line rent (2)         $  5,727,600   $    687,516  $     33,768   $ 30,270,697

     Minority Interest Adjustment (3) Square feet expiring (1)                101,886 sf       6,637 sf      1,386 sf     323,033 sf
                                      Full service St-Line rent (2)         $  2,863,800   $    229,172  $     16,884   8,809,858 sf

     Cornerstone Portfolio            Square feet expiring (1) (3)            101,886 sf      13,274 sf      2,045 sf     777,715 sf
                                      Full service St-Line rent (2) (3)     $  2,863,800   $    458,344  $     16,884   $ 21,460,839
                                      Full service St-Line rent per sq. ft. $      28.11   $      34.53  $       8.26   $      27.59
                                      % Full service St-Lined rent                13.34%          2.14%         0.08%        100.00%
                                      No. of tenant leases expiring (4)                4              1             1            173

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------





REGION NAME                           CATEGORY                                    NRA
----------------------------------------------------------------------------------------

Santa Clara County, California (7)    Square feet expiring (1)              1,199,143 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,199,143 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Denver, Colorado                      Square feet expiring (1)              1,187,752 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)          1,187,752 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------

San Francisco, California             Square feet expiring (1)              1,126,001 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                323,033 sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            802,968 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


--------------------------------------------------------------------------------



                                          Cornerstone Properties Inc.
                                           Lease Expiration Schedule


REGION NAME                           CATEGORY                                   1999           2000          2001           2002
------------------------------------------------------------------------------------------------------------------------------------

Minneapolis, Minnesota                Square feet expiring (1)                 30,525 sf     108,918 sf      4,774 sf      53,390 sf
                                      Full service St-Line rent (2)         $    836,087   $  3,382,778  $    154,452   $  1,238,499

     Minority Interest Adjustment (3) Square feet expiring (1)                  6,746 sf      24,071 sf      1,055 sf      11,799 sf
                                      Full service St-Line rent (2)         $    184,775   $    747,594  $     34,134   $    273,708

     Cornerstone Portfolio            Square feet expiring (1) (3)             23,779 sf      84,847 sf      3,719 sf      41,591 sf
                                      Full service St-Line rent (2) (3)     $    651,311   $  2,635,184  $    120,318   $    964,790
                                      Full service St-Line rent per sq. ft. $      27.39   $      31.06  $      32.35   $      23.20
                                      % Full service St-Lined rent                 2.08%          8.41%         0.38%          3.08%
                                      No. of tenant leases expiring (4)                4              4             2              3

                                      Asking market rent per sq. ft. (5)    $      36.75
                                      Operating Expenses per sq. ft. (6)    $      15.70

------------------------------------------------------------------------------------------------------------------------------------

Washington, D.C./Alexandria,          Square feet expiring (1)                 16,262 sf      60,323 sf    119,598 sf      59,327 sf
Virginia                              Full service St-Line rent (2)         $    369,420   $  1,966,412  $  4,007,644   $  1,438,457

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             16,262 sf      60,323 sf    119,598 sf      59,327 sf
                                      Full service St-Line rent (2) (3)     $    369,420   $  1,966,412  $  4,007,644   $  1,438,457
                                      Full service St-Line rent per sq. ft. $      22.72   $      32.60  $      33.51   $      24.25
                                      % Full service St-Lined rent                 1.04%          5.54%        11.30%          4.05%
                                      No. of tenant leases expiring (4)                6             10            14              8

                                      Asking market rent per sq. ft. (5)    $      38.74
                                      Operating Expenses per sq. ft. (6)    $      12.38

------------------------------------------------------------------------------------------------------------------------------------

Suburban Chicago, Illinois            Square feet expiring (1)                 96,513 sf     112,180 sf     54,593 sf     135,769 sf
                                      Full service St-Line rent (2)         $  2,587,181   $  3,159,676  $  1,810,716   $  4,120,980

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             96,513 sf     112,180 sf     54,593 sf     135,769 sf
                                      Full service St-Line rent (2) (3)     $  2,587,181   $  3,159,676  $  1,810,716   $  4,120,980
                                      Full service St-Line rent per sq. ft. $      26.81   $      28.17  $      33.17   $      30.35
                                      % Full service St-Lined rent                 9.54%         11.66%         6.68%         15.20%
                                      No. of tenant leases expiring (4)               17             15             9             14

                                      Asking market rent per sq. ft. (5)    $      29.08
                                      Operating Expenses per sq. ft. (6)    $       9.14


------------------------------------------------------------------------------------------------------------------------------------





REGION NAME                           CATEGORY                                   2003           2004          2005           2006
------------------------------------------------------------------------------------------------------------------------------------

Minneapolis, Minnesota                Square feet expiring (1)                184,361 sf     175,447 sf     18,881 sf             sf
                                      Full service St-Line rent (2)         $  5,695,782   $  5,826,733  $    654,785   $          -

     Minority Interest Adjustment (3) Square feet expiring (1)                 40,744 sf      38,774 sf      4,173 sf             sf
                                      Full service St-Line rent (2)         $  1,258,768   $  1,287,708  $    144,707   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            143,617 sf     136,673 sf     14,708 sf             sf
                                      Full service St-Line rent (2) (3)     $  4,437,014   $  4,539,025  $    510,077   $          -
                                      Full service St-Line rent per sq. ft. $      30.89   $      33.21  $      34.68   $          -
                                      % Full service St-Lined rent                14.16%         14.48%         1.63%          0.00%
                                      No. of tenant leases expiring (4)                4             10             1              0

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Washington, D.C./Alexandria,          Square feet expiring (1)                 63,312 sf      40,537 sf    187,445 sf      57,781 sf
Virginia                              Full service St-Line rent (2)         $  1,845,458   $  1,547,504  $  8,062,332   $  2,838,998

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             63,312 sf      40,537 sf    187,445 sf      57,781 sf
                                      Full service St-Line rent (2) (3)     $  1,845,458   $  1,547,504  $  8,062,332   $  2,838,998
                                      Full service St-Line rent per sq. ft. $      29.15   $      38.18  $      43.01   $      49.13
                                      % Full service St-Lined rent                 5.20%          4.36%        22.72%          8.00%
                                      No. of tenant leases expiring (4)               10              6             6              2

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Suburban Chicago, Illinois            Square feet expiring (1)                198,635 sf      13,852 sf            sf     135,590 sf
                                      Full service St-Line rent (2)         $  5,840,159   $    402,108  $          -   $  4,330,416

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            198,635 sf      13,852 sf            sf     135,590 sf
                                      Full service St-Line rent (2) (3)     $  5,840,159   $    402,108  $          -   $  4,330,416
                                      Full service St-Line rent per sq. ft. $      29.40   $      29.03  $          -   $      31.94
                                      % Full service St-Lined rent                21.54%          1.48%         0.00%         15.97%
                                      No. of tenant leases expiring (4)               19              1             0              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------




                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007           2008        Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------

Minneapolis, Minnesota                Square feet expiring (1)                        sf             sf    538,573 sf   1,114,869 sf
                                      Full service St-Line rent (2)         $          -   $          -  $ 22,439,118   $ 40,228,233

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf    119,025 sf     246,386 sf
                                      Full service St-Line rent (2)         $          -   $          -  $  4,959,045   8,890,440 sf

     Cornerstone Portfolio            Square feet expiring (1) (3)                    sf             sf    419,548 sf     868,483 sf
                                      Full service St-Line rent (2) (3)     $          -   $          -  $ 17,480,073   $ 31,337,794
                                      Full service St-Line rent per sq. ft. $          -   $          -  $      41.66   $      36.08
                                      % Full service St-Lined rent                 0.00%          0.00%        55.78%        100.00%
                                      No. of tenant leases expiring (4)                0              0             2             30

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Washington, D.C./Alexandria,          Square feet expiring (1)                 69,661 sf      36,561 sf    243,747 sf     954,554 sf
Virginia                              Full service St-Line rent (2)         $  1,855,735   $  1,171,776  $ 10,376,853   $ 35,480,590

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             69,661 sf      36,561 sf    243,747 sf     954,554 sf
                                      Full service St-Line rent (2) (3)     $  1,855,735   $  1,171,776  $ 10,376,853   $ 35,480,590
                                      Full service St-Line rent per sq. ft. $      26.64   $      32.05  $      42.57   $      37.17
                                      % Full service St-Lined rent                 5.23%          3.30%        29.25%        100.00%
                                      No. of tenant leases expiring (4)                6              6             9             83

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Suburban Chicago, Illinois            Square feet expiring (1)                 43,140 sf     110,201 sf     24,000 sf     924,473 sf
                                      Full service St-Line rent (2)         $  1,250,280   $  3,606,456  $          -   $ 27,107,971

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             43,140 sf     110,201 sf     24,000 sf     924,473 sf
                                      Full service St-Line rent (2) (3)     $  1,250,280   $  3,606,456  $          -   $ 27,107,971
                                      Full service St-Line rent per sq. ft. $      28.98   $      32.73  $          -   $      29.32
                                      % Full service St-Lined rent                 4.61%         13.30%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                2              2             0             80

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------



REGION NAME                           CATEGORY                                   NRA
----------------------------------------------------------------------------------------

Minneapolis, Minnesota                Square feet expiring (1)              1,118,062 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                246,386 sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            871,676 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Washington, D.C./Alexandria,          Square feet expiring (1)                989,999 sf
Virginia                              Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            989,999 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Suburban Chicago, Illinois            Square feet expiring (1)                975,952 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            975,952 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


--------------------------------------------------------------------------------


                                          Cornerstone Properties Inc.
                                           Lease Expiration Schedule



REGION NAME                           CATEGORY                                   1999           2000          2001           2002
------------------------------------------------------------------------------------------------------------------------------------

Santa Monica/West Los Angeles,        Square feet expiring (1)                 74,823 sf      79,583 sf    114,940 sf     178,476 sf
California                            Full service St-Line rent (2)         $  2,074,980   $  2,363,010  $  5,765,403   $  5,269,396

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             74,823 sf      79,583 sf    114,940 sf     178,476 sf
                                      Full service St-Line rent (2) (3)     $  2,074,980   $  2,363,010  $  5,765,403   $  5,269,396
                                      Full service St-Line rent per sq. ft. $      27.73   $      29.69  $      50.16   $      29.52
                                      % Full service St-Lined rent                 8.28%          9.43%        23.00%         21.02%
                                      No. of tenant leases expiring (4)               30             26            25             19

                                      Asking market rent per sq. ft. (5)    $      33.33
                                      Operating Expenses per sq. ft. (6)    $      11.78

------------------------------------------------------------------------------------------------------------------------------------

Orange County, California             Square feet expiring (1)                 78,215 sf      98,426 sf     97,282 sf     188,839 sf
                                      Full service St-Line rent (2)         $  1,790,592   $  2,548,272  $  2,138,100   $  4,280,496

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             78,215 sf      98,426 sf     97,282 sf     188,839 sf
                                      Full service St-Line rent (2) (3)     $  1,790,592   $  2,548,272  $  2,138,100   $  4,280,496
                                      Full service St-Line rent per sq. ft. $      22.89   $      25.89  $      21.98   $      22.67
                                      % Full service St-Lined rent                13.28%         18.89%        15.85%         31.74%
                                      No. of tenant leases expiring (4)               20             17            15             22

                                      Asking market rent per sq. ft. (5)    $      26.06
                                      Operating Expenses per sq. ft. (6)    $       8.38

------------------------------------------------------------------------------------------------------------------------------------

Charlotte, North Carolina             Square feet expiring (1)                 30,070 sf      53,325 sf     70,116 sf      76,201 sf
                                      Full service St-Line rent (2)         $    582,480   $    983,004  $  1,257,312   $  1,419,456

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             30,070 sf      53,325 sf     70,116 sf      76,201 sf
                                      Full service St-Line rent (2) (3)     $    582,480   $    983,004  $  1,257,312   $  1,419,456
                                      Full service St-Line rent per sq. ft. $      19.37   $      18.43  $      17.93   $      18.63
                                      % Full service St-Lined rent                 5.45%          9.20%        11.77%         13.28%
                                      No. of tenant leases expiring (4)                5              3             1             11

                                      Asking market rent per sq. ft. (5)    $      24.15
                                      Operating Expenses per sq. ft. (6)    $       6.90


------------------------------------------------------------------------------------------------------------------------------------





REGION NAME                           CATEGORY                                   2003           2004          2005           2006
------------------------------------------------------------------------------------------------------------------------------------

Santa Monica/West Los Angeles,        Square feet expiring (1)                 70,944 sf      48,098 sf     63,614 sf       1,209 sf
California                            Full service St-Line rent (2)         $  1,991,556   $  1,582,063  $  1,860,456   $     36,216

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             70,944 sf      48,098 sf     63,614 sf       1,209 sf
                                      Full service St-Line rent (2) (3)     $  1,991,556   $  1,582,063  $  1,860,456   $     36,216
                                      Full service St-Line rent per sq. ft. $      28.07   $      32.89  $      29.25   $      29.96
                                      % Full service St-Lined rent                 7.95%          6.31%         7.42%          0.14%
                                      No. of tenant leases expiring (4)               21              9            11              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Orange County, California             Square feet expiring (1)                 72,694 sf       7,057 sf     14,749 sf             sf
                                      Full service St-Line rent (2)         $  1,758,552   $    189,468  $    362,196   $          -

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             72,694 sf       7,057 sf     14,749 sf             sf
                                      Full service St-Line rent (2) (3)     $  1,758,552   $    189,468  $    362,196   $          -
                                      Full service St-Line rent per sq. ft. $      24.19   $      26.85  $      24.56   $          -
                                      % Full service St-Lined rent                13.04%          1.40%         2.69%          0.00%
                                      No. of tenant leases expiring (4)               15              1             1              0

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Charlotte, North Carolina             Square feet expiring (1)                 38,762 sf     113,627 sf     17,787 sf       1,222 sf
                                      Full service St-Line rent (2)         $    744,072   $  1,849,188  $    318,456   $     23,652

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             38,762 sf     113,627 sf     17,787 sf       1,222 sf
                                      Full service St-Line rent (2) (3)     $    744,072   $  1,849,188  $    318,456   $     23,652
                                      Full service St-Line rent per sq. ft. $      19.20   $      16.27  $      17.90   $      19.36
                                      % Full service St-Lined rent                 6.96%         17.30%         2.98%          0.22%
                                      No. of tenant leases expiring (4)                7              4             2              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007           2008        Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------

Santa Monica/West Los Angeles,        Square feet expiring (1)                 62,309 sf      22,721 sf     59,287 sf     776,004 sf
California                            Full service St-Line rent (2)         $  2,612,734   $    729,108  $    779,136   $ 25,064,057

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             62,309 sf      22,721 sf     59,287 sf     776,004 sf
                                      Full service St-Line rent (2) (3)     $  2,612,734   $    729,108  $    779,136   $ 25,064,057
                                      Full service St-Line rent per sq. ft. $      41.93   $      32.09  $      13.14   $      32.30
                                      % Full service St-Lined rent                10.42%          2.91%         3.11%        100.00%
                                      No. of tenant leases expiring (4)                6              4             3            155

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Orange County, California             Square feet expiring (1)                        sf      11,000 sf     14,374 sf     582,636 sf
                                      Full service St-Line rent (2)         $          -   $    230,040  $    188,844   $ 13,486,560

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)                    sf      11,000 sf     14,374 sf     582,636 sf
                                      Full service St-Line rent (2) (3)     $          -   $    230,040  $    188,844   $ 13,486,560
                                      Full service St-Line rent per sq. ft. $          -   $      20.91  $      13.14   $      23.15
                                      % Full service St-Lined rent                 0.00%          1.71%         1.40%        100.00%
                                      No. of tenant leases expiring (4)                0              1             2             94

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Charlotte, North Carolina             Square feet expiring (1)                  9,889 sf      71,593 sf    126,052 sf     608,644 sf
                                      Full service St-Line rent (2)         $    217,560   $  1,331,436  $  1,960,104   $ 10,686,720

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)              9,889 sf      71,593 sf    126,052 sf     608,644 sf
                                      Full service St-Line rent (2) (3)     $    217,560   $  1,331,436  $  1,960,104   $ 10,686,720
                                      Full service St-Line rent per sq. ft. $      22.00   $      18.60  $      15.55   $      17.56
                                      % Full service St-Lined rent                 2.04%         12.46%        18.34%        100.00%
                                      No. of tenant leases expiring (4)                1              3             4             42

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------




REGION NAME                           CATEGORY                                    NRA
----------------------------------------------------------------------------------------

Santa Monica/West Los Angeles,        Square feet expiring (1)                846,009 sf
California                            Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            846,009 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Orange County, California             Square feet expiring (1)                709,368 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            709,368 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Charlotte, North Carolina             Square feet expiring (1)                612,728 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            612,728 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


--------------------------------------------------------------------------------


                                          Cornerstone Properties Inc.
                                           Lease Expiration Schedule


REGION NAME                           CATEGORY                                   1999           2000          2001           2002
------------------------------------------------------------------------------------------------------------------------------------

Arizona                               Square feet expiring (1)                 94,391 sf      74,723 sf    146,085 sf      97,180 sf
                                      Full service St-Line rent (2)         $  1,843,332   $  1,459,884  $  3,174,444   $  2,020,212

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             94,391 sf      74,723 sf    146,085 sf      97,180 sf
                                      Full service St-Line rent (2) (3)     $  1,843,332   $  1,459,884  $  3,174,444   $  2,020,212
                                      Full service St-Line rent per sq. ft. $      19.53   $      19.54  $      21.73   $      20.79
                                      % Full service St-Lined rent                16.32%         12.92%        28.10%         17.88%
                                      No. of tenant leases expiring (4)               19             27            33             23

                                      Asking market rent per sq. ft. (5)    $      23.77
                                      Operating Expenses per sq. ft. (6)    $       8.44

------------------------------------------------------------------------------------------------------------------------------------

San Diego, California                 Square feet expiring (1)                 44,850 sf      42,166 sf      9,275 sf      44,536 sf
                                      Full service St-Line rent (2)         $    845,448   $    742,788  $    185,028   $    860,532

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             44,850 sf      42,166 sf      9,275 sf      44,536 sf
                                      Full service St-Line rent (2) (3)     $    845,448   $    742,788  $    185,028   $    860,532
                                      Full service St-Line rent per sq. ft. $      18.85   $      17.62  $      19.95   $      19.32
                                      % Full service St-Lined rent                10.77%          9.46%         2.36%         10.96%
                                      No. of tenant leases expiring (4)               16              4             6              7

                                      Asking market rent per sq. ft. (5)    $      22.05
                                      Operating Expenses per sq. ft. (6)    $       7.68

------------------------------------------------------------------------------------------------------------------------------------

Los Angeles, California               Square feet expiring (1)                 17,769 sf      64,867 sf     78,716 sf      42,729 sf
                                      Full service St-Line rent (2)         $    406,908   $  1,865,040  $  2,037,672   $    984,348

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             17,769 sf      64,867 sf     78,716 sf      42,729 sf
                                      Full service St-Line rent (2) (3)     $    406,908   $  1,865,040  $  2,037,672   $    984,348
                                      Full service St-Line rent per sq. ft. $      22.90   $      28.75  $      25.89   $      23.04
                                      % Full service St-Lined rent                 4.07%         18.66%        20.39%          9.85%
                                      No. of tenant leases expiring (4)                5              7             9              5

                                      Asking market rent per sq. ft. (5)    $      25.44
                                      Operating Expenses per sq. ft. (6)    $       9.65


------------------------------------------------------------------------------------------------------------------------------------




REGION NAME                           CATEGORY                                   2003           2004          2005           2006
------------------------------------------------------------------------------------------------------------------------------------

Arizona                               Square feet expiring (1)                 96,829 sf      16,446 sf      9,258 sf       7,050 sf
                                      Full service St-Line rent (2)         $  2,039,100   $    385,884  $    197,772   $    163,884

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             96,829 sf      16,446 sf      9,258 sf       7,050 sf
                                      Full service St-Line rent (2) (3)     $  2,039,100   $    385,884  $    197,772   $    163,884
                                      Full service St-Line rent per sq. ft. $      21.06   $      23.46  $      21.36   $      23.25
                                      % Full service St-Lined rent                18.05%          3.42%         1.75%          1.45%
                                      No. of tenant leases expiring (4)               16              3             1              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

San Diego, California                 Square feet expiring (1)                154,526 sf     104,285 sf            sf             sf
                                      Full service St-Line rent (2)         $  3,119,604   $  2,097,864  $          -   $          -

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)            154,526 sf     104,285 sf            sf             sf
                                      Full service St-Line rent (2) (3)     $  3,119,604   $  2,097,864  $          -   $          -
                                      Full service St-Line rent per sq. ft. $      20.19   $      20.12  $          -   $          -
                                      % Full service St-Lined rent                39.73%         26.72%         0.00%          0.00%
                                      No. of tenant leases expiring (4)               13             10             0              0

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Los Angeles, California               Square feet expiring (1)                 26,000 sf      70,123 sf            sf      11,834 sf
                                      Full service St-Line rent (2)         $    633,048   $  1,758,720  $          -   $    379,368

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             26,000 sf      70,123 sf            sf      11,834 sf
                                      Full service St-Line rent (2) (3)     $    633,048   $  1,758,720  $          -   $    379,368
                                      Full service St-Line rent per sq. ft. $      24.35   $      25.08  $          -   $      32.06
                                      % Full service St-Lined rent                 6.33%         17.60%         0.00%          3.80%
                                      No. of tenant leases expiring (4)                5              6             0              1

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007           2008        Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------

Arizona                               Square feet expiring (1)                        sf             sf      7,694 sf     549,656 sf
                                      Full service St-Line rent (2)         $          -   $          -  $     12,936   $ 11,297,448

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)                    sf             sf      7,694 sf     549,656 sf
                                      Full service St-Line rent (2) (3)     $          -   $          -  $     12,936   $ 11,297,448
                                      Full service St-Line rent per sq. ft. $          -   $          -  $       1.68   $      20.55
                                      % Full service St-Lined rent                 0.00%          0.00%         0.11%        100.00%
                                      No. of tenant leases expiring (4)                0              0             1            124

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

San Diego, California                 Square feet expiring (1)                        sf             sf      2,293 sf     401,931 sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $  7,851,264

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)                    sf             sf      2,293 sf     401,931 sf
                                      Full service St-Line rent (2) (3)     $          -   $          -  $          -   $  7,851,264
                                      Full service St-Line rent per sq. ft. $          -   $          -  $          -   $      19.53
                                      % Full service St-Lined rent                 0.00%          0.00%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                0              0             0             56

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Los Angeles, California               Square feet expiring (1)                 68,758 sf             sf      2,687 sf     383,483 sf
                                      Full service St-Line rent (2)         $  1,928,820   $          -  $          -   $  9,993,924

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             68,758 sf             sf      2,687 sf     383,483 sf
                                      Full service St-Line rent (2) (3)     $  1,928,820   $          -  $          -   $  9,993,924
                                      Full service St-Line rent per sq. ft. $      28.05   $          -  $          -   $      26.06
                                      % Full service St-Lined rent                19.30%          0.00%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                2              0             0             40

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------




REGION NAME                           CATEGORY                                    NRA
----------------------------------------------------------------------------------------

Arizona                               Square feet expiring (1)                584,180 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            584,180 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

San Diego, California                 Square feet expiring (1)                420,891 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            420,891 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Los Angeles, California               Square feet expiring (1)                403,529 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            403,529 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)



--------------------------------------------------------------------------------


                                          Cornerstone Properties Inc.
                                           Lease Expiration Schedule



REGION NAME                           CATEGORY                                   1999           2000          2001           2002
------------------------------------------------------------------------------------------------------------------------------------

New York City, New York               Square feet expiring (1)                 20,892 sf      31,516 sf    127,306 sf      41,358 sf
                                      Full service St-Line rent (2)         $    948,444   $  1,380,545  $  7,130,597   $  2,074,668

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             20,892 sf      31,516 sf    127,306 sf      41,358 sf
                                      Full service St-Line rent (2) (3)     $    948,444   $  1,380,545  $  7,130,597   $  2,074,668
                                      Full service St-Line rent per sq. ft. $      45.40   $      43.80  $      56.01   $      50.16
                                      % Full service St-Lined rent                 5.09%          7.41%        38.25%         11.13%
                                      No. of tenant leases expiring (4)                7             10            13             10

                                      Asking market rent per sq. ft. (5)    $      56.00
                                      Operating Expenses per sq. ft. (6)    $      22.20

------------------------------------------------------------------------------------------------------------------------------------

Conejo Valley (Ventura), California   Square feet expiring (1)                 12,559 sf      65,372 sf     28,099 sf      70,226 sf
                                      Full service St-Line rent (2)         $    262,944   $  1,542,612  $    634,452   $  1,584,204

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             12,559 sf      65,372 sf     28,099 sf      70,226 sf
                                      Full service St-Line rent (2) (3)     $    262,944   $  1,542,612  $    634,452   $  1,584,204
                                      Full service St-Line rent per sq. ft. $      20.94   $      23.60  $      22.58   $      22.56
                                      % Full service St-Lined rent                 5.19%         30.46%        12.53%         31.28%
                                      No. of tenant leases expiring (4)                6              6             3              3

                                      Asking market rent per sq. ft. (5)    $      23.69
                                      Operating Expenses per sq. ft. (6)    $       8.03

------------------------------------------------------------------------------------------------------------------------------------

Other Regions                         Square feet expiring (1)                 43,927 sf       3,974 sf     63,439 sf       6,368 sf
                                      Full service St-Line rent (2)         $    821,592   $     77,880  $  1,296,864   $    144,948

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             43,927 sf       3,974 sf     63,439 sf       6,368 sf
                                      Full service St-Line rent (2) (3)     $    821,592   $     77,880  $  1,296,864   $    144,948
                                      Full service St-Line rent per sq. ft. $      18.70   $      19.60  $      20.44   $      22.76
                                      % Full service St-Lined rent                25.31%          2.40%        39.95%          4.47%
                                      No. of tenant leases expiring (4)                4              2             6              2

                                      Asking market rent per sq. ft. (5)    $      19.70
                                      Operating Expenses per sq. ft. (6)    $       7.52



------------------------------------------------------------------------------------------------------------------------------------




REGION NAME                           CATEGORY                                   2003           2004          2005           2006
------------------------------------------------------------------------------------------------------------------------------------

New York City, New York               Square feet expiring (1)                 50,590 sf      26,396 sf      5,823 sf      27,074 sf
                                      Full service St-Line rent (2)         $  2,154,149   $  1,936,516  $    276,732   $  1,121,478

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             50,590 sf      26,396 sf      5,823 sf      27,074 sf
                                      Full service St-Line rent (2) (3)     $  2,154,149   $  1,936,516  $    276,732   $  1,121,478
                                      Full service St-Line rent per sq. ft. $      42.58   $      73.36  $      47.52   $      41.42
                                      % Full service St-Lined rent                11.56%         10.39%         1.48%          6.02%
                                      No. of tenant leases expiring (4)                8              5             1              4

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Conejo Valley (Ventura), California   Square feet expiring (1)                 32,260 sf             sf     12,126 sf             sf
                                      Full service St-Line rent (2)         $    763,572   $          -  $    277,428   $          -

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             32,260 sf             sf     12,126 sf             sf
                                      Full service St-Line rent (2) (3)     $    763,572   $          -  $    277,428   $          -
                                      Full service St-Line rent per sq. ft. $      23.67   $          -  $      22.88   $          -
                                      % Full service St-Lined rent                15.07%          0.00%         5.48%          0.00%
                                      No. of tenant leases expiring (4)                4              0             1              0

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------

Other Regions                         Square feet expiring (1)                 31,755 sf             sf            sf             sf
                                      Full service St-Line rent (2)         $    672,192   $          -  $          -   $          -

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             31,755 sf             sf            sf             sf
                                      Full service St-Line rent (2) (3)     $    672,192   $          -  $          -   $          -
                                      Full service St-Line rent per sq. ft. $      21.17   $          -  $          -   $          -
                                      % Full service St-Lined rent                20.71%          0.00%         0.00%          0.00%
                                      No. of tenant leases expiring (4)                5              0             0              0

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------



                                                                                                          2009 and
REGION NAME                           CATEGORY                                   2007           2008        Beyond          Total
-------------------------------------------------------------------------------------------------------------------------  ---------

New York City, New York               Square feet expiring (1)                 32,929 sf             sf        207 sf     364,091 sf
                                      Full service St-Line rent (2)         $  1,619,037   $          -  $          -   $ 18,642,166

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             32,929 sf             sf        207 sf     364,091 sf
                                      Full service St-Line rent (2) (3)     $  1,619,037   $          -  $          -   $ 18,642,166
                                      Full service St-Line rent per sq. ft. $      49.17   $          -  $          -   $      51.20
                                      % Full service St-Lined rent                 8.68%          0.00%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                2              0             1             61

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Conejo Valley (Ventura), California   Square feet expiring (1)                        sf             sf        245 sf     220,887 sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $  5,065,212

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)                    sf             sf        245 sf     220,887 sf
                                      Full service St-Line rent (2) (3)     $          -   $          -  $          -   $  5,065,212
                                      Full service St-Line rent per sq. ft. $          -   $          -  $          -   $      22.93
                                      % Full service St-Lined rent                 0.00%          0.00%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                0              0             0             23

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------  ---------

Other Regions                         Square feet expiring (1)                 11,501 sf             sf      3,991 sf     164,955 sf
                                      Full service St-Line rent (2)         $    232,572   $          -  $          -   $  3,246,048

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf             sf            sf             sf
                                      Full service St-Line rent (2)         $          -   $          -  $          -   $          -

     Cornerstone Portfolio            Square feet expiring (1) (3)             11,501 sf             sf      3,991 sf     164,955 sf
                                      Full service St-Line rent (2) (3)     $    232,572   $          -  $          -   $  3,246,048
                                      Full service St-Line rent per sq. ft. $      20.22   $          -  $          -   $      19.68
                                      % Full service St-Lined rent                 7.16%          0.00%         0.00%        100.00%
                                      No. of tenant leases expiring (4)                1              0             0             20

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)


------------------------------------------------------------------------------------------------------------------------------------


REGION NAME                           CATEGORY                                    NRA
----------------------------------------------------------------------------------------

New York City, New York               Square feet expiring (1)                378,965 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            378,965 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Conejo Valley (Ventura), California   Square feet expiring (1)                234,255 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            234,255 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------

Other Regions                         Square feet expiring (1)                209,155 sf
                                      Full service St-Line rent (2)

     Minority Interest Adjustment (3) Square feet expiring (1)                        sf
                                      Full service St-Line rent (2)

     Cornerstone Portfolio            Square feet expiring (1) (3)            209,155 sf
                                      Full service St-Line rent (2) (3)
                                      Full service St-Line rent per sq. ft.
                                      % Full service St-Lined rent
                                      No. of tenant leases expiring (4)

                                      Asking market rent per sq. ft. (5)
                                      Operating Expenses per sq. ft. (6)



                           Cornerstone Properties Inc.
                            Lease Expiration Schedule
                                    Footnotes




____________________________

(1)  The total square footage expiring in any particular year.

(2) Full Service Straight-line rent is the annual average of all lease payments required to be made through the term of the lease as required under Generally Accepted Accounting Principles plus the annualized recovery of operating expenses.

(3) Full Service Straight-line rent and square feet expiring include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners 1998 percentage participation in the cash flows of the property.

(4)  The number of tenant leases expiring in each year.

(5) Asking market rent is the average initially quoted rent to prospective tenants in each building. All market rents shown are on full service basis.

(6) Operating Expenses are the projected recoverable expenses quoted to prospective tenants in each building.

(7) The rentable area associated with the Pruneyard Inn (90,000 sf) is not included in the portfolio NRA.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                          o Tenant Retention Schedule

--------------------------------------------------------------------------------
                           Cornerstone Properties Inc.
                            Tenant Retention Schedule
                             As of December 31, 1998
--------------------------------------------------------------------------------

The attached table sets forth the Company's tenant retention on expiring leases since January 1, 1994. The analysis is based upon the percentage of expiring leases in the applicable building with a tenant or subtenant being retained in the expiring space, or an existing tenant expanding into the expiring space. A tenant's lease is added to the retention schedule at the time a lease extension is signed with the tenant, or the tenant notifies the Company of an option being exercised.

--------------------------------------------------------------------------------



                                                       1994                            1995                           1996
                                           ----------------------------    ---------------------------    --------------------------
                                            sq ft      sq ft                sq ft      sq ft               sq ft      sq ft
   Region                                  retained   expired     ret %    retained   expired    ret %    retained   expired   ret %
   --------------------------------        ----------------------------    ---------------------------    --------------------------

   Boston, Massachusetts                           -          -     --             -          -     --      95,816     96,658    99%

   San Mateo County, California                    -          -     --             -          -     --           -          -     --

   East Bay, California                            -          -     --             -          -     --           -          -     --

   Atlanta, Georgia                                -          -     --             -          -     --           -          -     --

   Seattle, Washington                       127,334    153,645    83%        29,547     44,742    66%      86,956    106,250    82%

   Santa Clara County, California                  -          -     --             -          -     --           -          -     --

   Denver, Colorado                           93,962     94,981    99%        64,627     71,364    91%      43,601     72,903    60%

   San Francisco, California                       -          -     --             -          -     --           -          -     --

   Minneapolis, Minnesota                     16,293     26,317    62%        22,762     23,792    96%       4,336      9,777    44%

   Washington, D.C./Alexandria, Virginia           -          -     --             -          -     --           -          -     --

   Suburban Chicago, Illinois                      -          -     --             -          -     --           -          -     --

   Santa Monica/West Los Angeles, CA               -          -     --             -          -     --           -          -     --

   Orange County, California                       -          -     --             -          -     --           -          -     --

   Charlotte, North Carolina                       -          -     --             -          -     --           -          -     --

   Arizona                                         -          -     --             -          -     --           -          -     --

   San Diego, California                           -          -     --             -          -     --           -          -     --

   Los Angeles, California                         -          -     --             -          -     --           -          -     --

   New York City, New York                         -          -     --             -          -     --      46,003     53,762    86%

   Conejo Valley (Ventura), California             -          -     --             -          -     --           -          -     --

   Other Regions                                   -          -     --             -          -     --           -          -     --
                                           ----------------------------    ---------------------------    --------------------------
           (1)TOTAL PORTFOLIO                237,589    274,943    86%       116,936    139,898    84%     276,712    339,350    82%


           (1)1996 and 1997 retention has been restated to reflect the 1998 sale of the Frick Building.









                                                       1997                            1998                           TOTAL
                                           ----------------------------    ---------------------------    --------------------------
                                            sq ft      sq ft                sq ft      sq ft               sq ft      sq ft
   Region                                  retained   expired     ret %    retained   expired    ret %    retained  expired    ret %
                                           ----------------------------    ---------------------------    --------------------------

   Boston, Massachusetts                      41,252     65,223    63%       482,864    523,936    92%     619,932    685,817    90%

   San Mateo County, California                    -          -     --         1,730      9,757    18%       1,730      9,757    18%

   East Bay, California                            -          -     --             -     17,601     0%           -     17,601     0%

   Atlanta, Georgia                           10,672     21,725    49%        65,397    177,393    37%      76,069    199,118    38%

   Seattle, Washington                       182,194    207,738    88%       394,746    417,094    95%     820,777    929,469    88%

   Santa Clara County, California                  -          -     --             -          -     --           -          -     --

   Denver, Colorado                          266,021    313,612    85%        78,144    106,249    74%     546,355    659,109    83%

   San Francisco, California                       -          -     --             -        311     0%           -        311     0%

   Minneapolis, Minnesota                    205,749    234,260    88%       101,382    114,447    89%     350,522    408,593    86%

   Washington, D.C./Alexandria, Virginia           -      8,889     0%       128,611    169,699    76%     128,611    178,588    72%

   Suburban Chicago, Illinois                 35,320     42,099    84%        75,006    178,898    42%     110,326    220,997    50%

   Santa Monica/West Los Angeles, CA               -          -     --        15,975     18,897    85%      15,975     18,897    85%

   Orange County, California                       -          -     --         1,149     12,801     9%       1,149     12,801     9%

   Charlotte, North Carolina                   2,974      6,390    47%        35,239     59,158    60%      38,213     65,548    58%

   Arizona                                         -          -     --           991        991   100%         991        991   100%

   San Diego, California                           -          -     --             -          -     --           -          -     --

   Los Angeles, California                         -          -     --             -          -     --           -          -     --

   New York City, New York                    43,007     71,266    60%        37,448     52,025    72%     126,458    177,053    71%

   Conejo Valley (Ventura), California             -          -     --             -          -     --           -          -     --

   Other Regions                                   -          -     --        12,343     25,870    48%      12,343     25,870    48%
                                           ----------------------------    ---------------------------    --------------------------
           (1)TOTAL PORTFOLIO                787,189    971,202    81%     1,431,025  1,885,127    76%   2,849,451  3,610,520    79%




(1)1996 and 1997 retention has been restated to reflect the 1998 sale of the Frick Building.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release




                    o Leasing Costs and Capital Expenditures

                                               Cornerstone Properties Inc.
                                             Non-Revenue Generating Capital
                                                  (Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
    Region                                                                 1998            1997            1996           1995
    ------------------------------------------------                    ------------------------------------------------------------
 (1)Portfolio Total
                     Weighted Average Square Footage Owned              11,085,545 sf    5,121,760 sf    3,832,635 sf   3,290,776 sf
                     Total Square Feet Leased                            1,768,939 sf      958,815 sf      376,197 sf     154,819 sf

                     Total Tenant Lease Costs                            $ 15,876,813    $  7,127,582     $ 4,344,926      $ 576,381
                     Total Per Square Foot                               $       8.98    $       7.43     $     11.55      $    3.72

                     Capital Expenditures                                $  1,671,684    $    487,956     $   518,632      $       -
                     Minority Interest Adjustment                        $          -    $      2,195     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $  1,671,684    $    485,761     $   518,632      $       -
                     Total Per Square Foot                               $       0.15    $       0.09     $      0.14      $       -


     (1)1996 and 1997 leasing and capital costs have been restated to reflect the 1998 sale of the Frick Building.
     ---------------------------------------------------------------------------

     The following table shows Historical Non-Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions), in total and on a per square foot basis, to re-lease expiring leases or renew or extend existing leases. The Company believes that its ability to renew and extend existing tenants at a high percentage has substantially reduced its overall leasing costs on a per square foot basis. Additionally, the table shows Historical Non-Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to maintain a property in a Class A manner and do not give rise to additional earnings capacity, but rather allow the property to maintain its competitive position within its market. The Company believes that its focus on continuing high level of maintenance of its assets has greatly reduced the amount of Capital Expenditures required at its buildings.
    ----------------------------------------------------------------------------

    Boston, Massachusetts
                     Weighted Average Square Footage Owned               2,666,317 sf      672,069 sf      463,691 sf      77,494 sf
                     Total Square Feet Leased                              506,584 sf       68,110 sf      117,794 sf             sf

                     Total Tenant Lease Costs                            $  6,935,065    $  1,349,047     $ 2,158,339      $       -
                     Total Per Square Foot                               $      13.69    $      19.81     $     18.32      $       -

                     Capital Expenditures                                $    476,741    $     53,185     $   518,632      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    476,741    $     53,185     $   518,632      $       -
                     Total Per Square Foot                               $       0.18    $       0.08     $      1.12      $       -

    San Mateo County, California
                     Weighted Average Square Footage Owned                  95,295 sf              sf              sf             sf
                     Total Square Feet Leased                                1,730 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $     81,080    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                                 $ 81,080    $          -     $         -            $ -
                     Total Per Square Foot                                     $ 0.85    $          -     $         -            $ -

    East Bay, California
                     Weighted Average Square Footage Owned                  73,386 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $     13,500    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     13,500    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.18    $          -     $         -      $       -

    Atlanta, Georgia
                     Weighted Average Square Footage Owned               1,647,986 sf      297,992 sf              sf             sf
                     Total Square Feet Leased                              170,672 sf       13,269 sf              sf             sf

                     Total Tenant Lease Costs                            $  1,280,053    $    269,265     $         -      $       -
                     Total Per Square Foot                               $       7.50    $      20.29     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -







-----------------------------------------------------------------------------------------------------
        Region                                                             1994         Total/Average
        --------------------------------------------                    -----------------------------
     (1)Portfolio Total
                     Weighted Average Square Footage Owned               3,213,282 sf    5,308,800 sf
                     Total Square Feet Leased                              295,956 sf    3,554,726 sf

                     Total Tenant Lease Costs                            $  1,636,599    $ 29,562,301
                     Total Per Square Foot                               $       5.53          $ 8.32

                     Capital Expenditures                                $     50,801    $    545,815
                     Minority Interest Adjustment                        $          -    $        439
                                                                        -----------------------------
                     Total Cornerstone Share                             $     50,801    $    545,376
                     Total Per Square Foot                               $       0.02    $       0.10



        Boston, Massachusetts
                     Weighted Average Square Footage Owned                         sf      775,914 sf
                     Total Square Feet Leased                                      sf      692,488 sf
                     Total Tenant Lease Costs                            $          -    $ 10,442,451
                     Total Per Square Foot                               $          -    $      15.08

                     Capital Expenditures                                $          -    $    209,712
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $    209,712
                     Total Per Square Foot                               $          -    $       0.27

        San Mateo County, California
                     Weighted Average Square Footage Owned                         sf       19,059 sf
                     Total Square Feet Leased                                      sf        1,730 sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $     16,216
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     16,216
                     Total Per Square Foot                               $          -    $       0.85

        East Bay, California
                     Weighted Average Square Footage Owned                         sf       14,677 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $      2,700
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      2,700
                     Total Per Square Foot                               $          -    $       0.18

        Atlanta, Georgia
                     Weighted Average Square Footage Owned                         sf      389,196 sf
                     Total Square Feet Leased                                      sf      183,941 sf

                     Total Tenant Lease Costs                            $          -    $  1,549,318
                     Total Per Square Foot                               $          -    $       8.42

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -



                                               Cornerstone Properties Inc.
                                             Non-Revenue Generating Capital
                                                  (Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
        Region                                                             1998            1997            1996            1995
        --------------------------------------------                    ------------------------------------------------------------
        Seattle, Washington
                     Weighted Average Square Footage Owned               1,168,321 sf    1,154,560 sf    1,154,560 sf   1,154,560 sf
                     Total Square Feet Leased                              432,547 sf      208,875 sf      124,474 sf      53,894 sf

                     Total Tenant Lease Costs                            $  2,177,172    $  1,204,606     $   793,361      $ 290,971
                     Total Per Square Foot                               $       5.03    $       5.77     $      6.37         $ 5.40

                     Capital Expenditures                                $     59,337    $     21,922     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     59,337    $     21,922     $         -      $       -
                     Total Per Square Foot                               $       0.05    $       0.02     $         -      $       -


        Santa Clara County, California
                     Weighted Average Square Footage Owned                  56,510 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $     36,389    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     36,389    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.64    $          -     $         -      $       -


        Denver, Colorado
                     Weighted Average Square Footage Owned               1,187,752 sf    1,187,752 sf    1,187,752 sf   1,187,752 sf
                     Total Square Feet Leased                               85,110 sf      308,697 sf       81,445 sf      75,939 sf

                     Total Tenant Lease Costs                            $    201,233    $  1,823,664     $ 1,009,006      $ 141,135
                     Total Per Square Foot                               $       2.36    $       5.91     $     12.39      $    1.86

                     Capital Expenditures                                $          -    $    102,000     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $    102,000     $         -      $       -
                     Total Per Square Foot                               $          -    $       0.09     $         -      $       -


        San Francisco, California
                     Weighted Average Square Footage Owned                 163,815 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $     12,773    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     12,773    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.08    $          -     $         -      $       -


        Minneapolis, Minnesota
                     Weighted Average Square Footage Owned                 870,970 sf      870,970 sf      870,970 sf     870,970 sf
                     Total Square Feet Leased                              125,966 sf      212,795 sf        6,629 sf      24,986 sf

                     Total Tenant Lease Costs                            $    513,054    $    569,103     $    42,237      $ 144,275
                     Total Per Square Foot                               $       4.07    $       2.67     $      6.37         $ 5.77

                     Capital Expenditures                                $          -    $     10,974     $         -      $       -
                     Minority Interest Adjustment                        $          -    $      2,195     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $      8,779     $         -      $       -
                     Total Per Square Foot                               $          -    $       0.01     $         -      $       -



    Region                                                                 1994         Total/Average
-----------------------------------------------------------------------------------------------------

    Seattle, Washington
                     Weighted Average Square Footage Owned               1,154,560 sf    1,157,312 sf
                     Total Square Feet Leased                              151,051 sf      970,841 sf

                     Total Tenant Lease Costs                            $  1,065,962    $  5,532,072
                     Total Per Square Foot                               $       7.06    $       5.70

                     Capital Expenditures                                $     50,801    $     26,412
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $     50,801    $     26,412
                     Total Per Square Foot                               $       0.04    $       0.02


    Santa Clara County, California
                     Weighted Average Square Footage Owned                         sf       11,302 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $      7,278
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      7,278
                     Total Per Square Foot                               $          -    $       0.64


    Denver, Colorado
                     Weighted Average Square Footage Owned               1,187,752 sf    1,187,752 sf
                     Total Square Feet Leased                              117,966 sf      669,157 sf

                     Total Tenant Lease Costs                            $    540,444    $  3,715,482
                     Total Per Square Foot                               $       4.58    $       5.55

                     Capital Expenditures                                $          -    $     20,400
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     20,400
                     Total Per Square Foot                               $          -    $       0.02


    San Francisco, California
                     Weighted Average Square Footage Owned                         sf       32,763 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $      2,555
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      2,555
                     Total Per Square Foot                               $          -    $       0.08


    Minneapolis, Minnesota
                     Weighted Average Square Footage Owned                 870,970 sf      870,970 sf
                     Total Square Feet Leased                               26,939 sf      397,315 sf

                     Total Tenant Lease Costs                            $     30,193    $  1,298,862
                     Total Per Square Foot                               $       1.12    $       3.27

                     Capital Expenditures                                $          -    $      2,195
                     Minority Interest Adjustment                        $          -    $        439
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      1,756
                     Total Per Square Foot                               $          -    $       0.00




                                             Cornerstone Properties Inc.
                                           Non-Revenue Generating Capital
                                                (Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
Region                                                                     1998            1997            1996           1995
----------------------------------------------------                    ------------------------------------------------------------
Washington, D.C./Alexandria, Virginia
                     Weighted Average Square Footage Owned                 989,999 sf      177,548 sf              sf             sf
                     Total Square Feet Leased                              151,775 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $  3,291,744    $          -     $         -      $       -
                     Total Per Square Foot                               $      21.69    $          -     $         -      $       -

                     Capital Expenditures                                $     75,218    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     75,218    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.08    $          -     $         -      $       -


Suburban Chicago, Illinois
                     Weighted Average Square Footage Owned                 923,873 sf      297,067 sf       43,136 sf             sf
                     Total Square Feet Leased                              149,705 sf       42,826 sf        3,652 sf             sf

                     Total Tenant Lease Costs                            $    447,825    $    287,758     $     2,859      $       -
                     Total Per Square Foot                               $       2.99    $       6.72     $      0.78      $       -

                     Capital Expenditures                                $   (61,733)    $    154,646     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $   (61,733)    $    154,646     $         -      $       -
                     Total Per Square Foot                               $     (0.07)    $       0.52     $         -      $       -


Santa Monica/West Los Angeles, California
                     Weighted Average Square Footage Owned                 137,348 sf              sf              sf             sf
                     Total Square Feet Leased                               19,106 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $    111,078    $          -     $         -      $       -
                     Total Per Square Foot                               $       5.81    $          -     $         -      $       -

                     Capital Expenditures                                $    293,641    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    293,641    $          -     $         -      $       -
                     Total Per Square Foot                               $       2.14    $          -     $         -      $       -


Orange County, California
                     Weighted Average Square Footage Owned                  31,096 sf              sf              sf             sf
                     Total Square Feet Leased                                1,149 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $      9,192    $          -     $         -      $       -
                     Total Per Square Foot                               $       8.00    $          -     $         -      $       -

                     Capital Expenditures                                $        897    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $        897    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.03    $          -     $         -      $       -


Charlotte, North Carolina
                     Weighted Average Square Footage Owned                 612,728 sf      110,795 sf              sf             sf
                     Total Square Feet Leased                               59,318 sf        9,139 sf              sf             sf

                     Total Tenant Lease Costs                            $    519,787    $    154,044     $         -      $       -
                     Total Per Square Foot                               $       8.76    $      16.86     $         -      $       -

                     Capital Expenditures                                $      5,086    $     15,039     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $      5,086    $     15,039     $         -      $       -
                     Total Per Square Foot                               $       0.01    $       0.14     $         -      $       -




-----------------------------------------------------------------------------------------------------
Region                                                                     1994         Total/Average
----------------------------------------------------                    -----------------------------
Washington, D.C. / Alexandria, Virginia
                     Weighted Average Square Footage Owned                         sf      233,509 sf
                     Total Square Feet Leased                                      sf      151,775 sf

                     Total Tenant Lease Costs                            $          -    $  3,291,744
                     Total Per Square Foot                               $          -    $      21.69

                     Capital Expenditures                                $          -    $     15,044
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     15,044
                     Total Per Square Foot                               $          -    $       0.06


Suburban Chicago, Illinois
                     Weighted Average Square Footage Owned                         sf      252,815 sf
                     Total Square Feet Leased                                      sf      196,183 sf

                     Total Tenant Lease Costs                            $          -    $    738,442
                     Total Per Square Foot                               $          -    $       3.76

                     Capital Expenditures                                $          -    $     18,583
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     18,583
                     Total Per Square Foot                               $          -    $       0.07


Santa Monica/West Los Angeles, California
                     Weighted Average Square Footage Owned                         sf       27,470 sf
                     Total Square Feet Leased                                      sf       19,106 sf

                     Total Tenant Lease Costs                            $          -    $    111,078
                     Total Per Square Foot                               $          -    $       5.81

                     Capital Expenditures                                $          -    $     58,728
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     58,728
                     Total Per Square Foot                               $          -    $       2.14


Orange County, California
                     Weighted Average Square Footage Owned                         sf        6,219 sf
                     Total Square Feet Leased                                      sf        1,149 sf

                     Total Tenant Lease Costs                            $          -    $      9,192
                     Total Per Square Foot                               $          -    $       8.00

                     Capital Expenditures                                $          -    $        179
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $        179
                     Total Per Square Foot                               $          -    $       0.03


Charlotte, North Carolina
                     Weighted Average Square Footage Owned                         sf      144,705 sf
                     Total Square Feet Leased                                      sf       68,457 sf

                     Total Tenant Lease Costs                            $          -    $    673,831
                     Total Per Square Foot                               $          -    $       9.84

                     Capital Expenditures                                $          -    $      4,025
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      4,025
                     Total Per Square Foot                               $          -    $       0.03




                                             Cornerstone Properties Inc.
                                           Non-Revenue Generating Capital
                                                 (Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
    Region                                                                 1998            1997            1996           1995
    ------------------------------------------------                    ------------------------------------------------------------

    Arizona
                     Weighted Average Square Footage Owned                  25,608 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -


    San Diego, California
                     Weighted Average Square Footage Owned                  18,450 sf              sf              sf             sf
                     Total Square Feet Leased                                  991 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $     20,145    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     20,145    $          -     $         -      $       -
                     Total Per Square Foot                               $       1.09    $          -     $         -      $       -


    Los Angeles, California
                     Weighted Average Square Footage Owned                  17,689 sf              sf              sf             sf
                     Total Square Feet Leased                                2,917 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -


    New York City, New York
                     Weighted Average Square Footage Owned                 378,965 sf      353,007 sf      112,526 sf             sf
                     Total Square Feet Leased                               49,026 sf       95,104 sf       42,203 sf             sf

                     Total Tenant Lease Costs                            $    390,610    $  1,470,095     $   339,124      $       -
                     Total Per Square Foot                               $       7.97    $      15.46     $      8.04      $       -

                     Capital Expenditures                                $    658,610    $    130,190     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    658,610    $    130,190     $         -      $       -
                     Total Per Square Foot                               $       1.74    $       0.37     $         -      $       -



    Conejo Valley (Ventura), California
                     Weighted Average Square Footage Owned                  10,269 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -



------------------------------------------------------------------------------------------------------------------------------------
    Region                                                                 1994         Total/Average
    -------------------------------------------------                   -----------------------------
    Arizona
                     Weighted Average Square Footage Owned                         sf        5,122 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -


    San Diego, California
                     Weighted Average Square Footage Owned                         sf        3,690 sf
                     Total Square Feet Leased                                      sf          991 sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $      4,029
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      4,029
                     Total Per Square Foot                               $          -    $       1.09


    Los Angeles, California
                     Weighted Average Square Footage Owned                         sf        3,538 sf
                     Total Square Feet Leased                                      sf        2,917 sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -


    New York City, New York
                     Weighted Average Square Footage Owned                         sf      168,900 sf
                     Total Square Feet Leased                                      sf      186,333 sf

                     Total Tenant Lease Costs                            $          -    $  2,199,829
                     Total Per Square Foot                               $          -    $      11.81

                     Capital Expenditures                                $          -    $    157,760
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $    157,760
                     Total Per Square Foot                               $          -    $       0.93


    Conejo Valley (Ventura), California
                     Weighted Average Square Footage Owned                         sf        2,054 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -




                                             Cornerstone Properties Inc.
                                           Non-Revenue Generating Capital
                                                (Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
Region                                                                     1998            1997            1996           1995
-----------------------------------------------------                   ------------------------------------------------------------
Other Regions
                     Weighted Average Square Footage Owned                   9,168 sf              sf              sf             sf
                     Total Square Feet Leased                               12,343 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -





                                                                           1994       Total / Average
                                                                        -----------------------------
Other Regions
                     Weighted Average Square Footage Owned                         sf        1,834 sf
                     Total Square Feet Leased                                      sf       12,343 sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -





                                                 Cornerstone Properties Inc.
                                                  Revenue Generating Capital
                                                   (Non-Recurring Capital)




------------------------------------------------------------------------------------------------------------------------------------
    Region                                                                 1998            1997             1996           1995
    -------------------------------------------------                   ------------------------------------------------------------
 (1)Portfolio Total
                     Weighted Average Square Footage Owned              11,085,545 sf    5,121,760 sf    3,832,635 sf   3,290,776 sf
                     Total Square Feet Leased                              198,025 sf       83,682 sf      188,709 sf             sf

                     Total Tenant Lease Costs                            $  4,452,292    $    690,658     $ 1,196,934      $       -
                     Total Per Square Foot                               $      22.48    $       8.25     $      6.34      $       -

                     Capital Expenditures                                $  1,483,545    $    367,262     $    25,500      $ 135,194
                     Minority Interest Adjustment                        $      8,490    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $  1,475,055    $    367,262     $    25,500      $ 135,194
                     Total Per Square Foot                               $       0.13    $       0.07     $      0.01      $    0.04


  (1)1996 and 1997 leasing and capital costs have been restated to reflect the 1998 sale of the Frick Building.


     The following table shows Historical Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions) required to lease (i) first generation space on development properties and (ii) space which was vacant at the time of the acquisition of a property which will increase the overall return on the property. Additionally, the table shows Historical Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to increase the profitability of the building either through the generation of higher earnings capability, or by improving building system efficiency, thus producing lower operating expenses prospectively.



    Boston, Massachusetts
                     Weighted Average Square Footage Owned               2,666,317 sf      672,069 sf      463,691 sf      77,494 sf
                     Total Square Feet Leased                                      sf              sf       33,136 sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $   369,727      $       -
                     Total Per Square Foot                               $          -    $          -     $     11.16      $       -

                     Capital Expenditures                                $      4,238    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $      4,238    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.00    $          -     $         -      $       -

    San Mateo County, California
                     Weighted Average Square Footage Owned                  95,295 sf              sf              sf             sf
                     Total Square Feet Leased                                3,752 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $     29,116    $          -     $         -      $       -
                     Total Per Square Foot                               $       7.76    $          -     $         -      $       -

                     Capital Expenditures                                $      4,053    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $      4,053    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.04    $          -     $         -      $       -

    East Bay, California
                     Weighted Average Square Footage Owned                  73,386 sf              sf              sf             sf
                     Total Square Feet Leased                                1,333 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $     13,330    $          -     $         -      $       -
                     Total Per Square Foot                               $      10.00    $          -     $         -      $       -

                     Capital Expenditures                                $     31,633    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     31,633    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.43    $          -     $         -      $       -

    Atlanta, Georgia
                     Weighted Average Square Footage Owned               1,647,986 sf      297,992 sf              sf             sf
                     Total Square Feet Leased                               60,834 sf        2,139 sf              sf             sf

                     Total Tenant Lease Costs                            $  1,919,820    $     24,132     $         -      $       -
                     Total Per Square Foot                               $      31.56    $      11.28     $         -      $       -

                     Capital Expenditures                                $    586,718    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    586,718    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.36    $          -     $         -      $       -




-----------------------------------------------------------------------------------------------------
    Region                                                                 1994         Total/Average
    -------------------------------------------------                   -----------------------------
 (1)Portfolio Total
                     Weighted Average Square Footage Owned               3,213,282 sf    5,308,800 sf
                     Total Square Feet Leased                                      sf      470,416 sf

                     Total Tenant Lease Costs                            $          -    $  6,339,884
                     Total Per Square Foot                               $          -    $      13.48

                     Capital Expenditures                                $    102,567    $    422,814
                     Minority Interest Adjustment                        $          -    $      1,698
                                                                        -----------------------------
                     Total Cornerstone Share                             $    102,567    $    421,116
                     Total Per Square Foot                               $       0.03    $       0.08


 Boston, Massachusetts

                     Weighted Average Square Footage Owned                         sf      775,914 sf
                     Total Square Feet Leased                                      sf       33,136 sf

                     Total Tenant Lease Costs                            $          -    $    369,727
                     Total Per Square Foot                               $          -    $      11.16

                     Capital Expenditures                                $          -    $        848
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $        848
                     Total Per Square Foot                               $          -    $       0.00

    San Mateo County, California
                     Weighted Average Square Footage Owned                         sf       19,059 sf
                     Total Square Feet Leased                                      sf        3,752 sf

                     Total Tenant Lease Costs                            $          -    $     29,116
                     Total Per Square Foot                               $          -    $       7.76

                     Capital Expenditures                                $          -    $        811
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $        811
                     Total Per Square Foot                               $          -    $       0.04

    East Bay, California
                     Weighted Average Square Footage Owned                         sf       14,677 sf
                     Total Square Feet Leased                                      sf        1,333 sf

                     Total Tenant Lease Costs                            $          -    $     13,330
                     Total Per Square Foot                               $          -    $      10.00

                     Capital Expenditures                                $          -    $      6,327
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      6,327
                     Total Per Square Foot                               $          -    $       0.43

    Atlanta, Georgia
                     Weighted Average Square Footage Owned                         sf      389,196 sf
                     Total Square Feet Leased                                      sf       62,973 sf

                     Total Tenant Lease Costs                            $          -    $  1,943,952
                     Total Per Square Foot                               $          -    $      30.87

                     Capital Expenditures                                $          -    $    117,344
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $    117,344
                     Total Per Square Foot                               $          -    $       0.30





                                             Cornerstone Properties Inc.
                                             Revenue Generating Capital
                                              (Non-Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
    Region                                                                 1998            1997            1996           1995
    -------------------------------------------------                   ------------------------------------------------------------
    Seattle, Washington
                     Weighted Average Square Footage Owned               1,168,321 sf    1,154,560 sf    1,154,560 sf   1,154,560 sf
                     Total Square Feet Leased                                      sf       69,727 sf      146,517 sf             sf

                     Total Tenant Lease Costs                            $          -    $    404,988     $   643,235      $       -
                     Total Per Square Foot                               $          -    $       5.81     $      4.39      $       -

                     Capital Expenditures                                $    212,549    $     88,401     $    25,500      $ 135,194
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    212,549    $     88,401     $    25,500      $ 135,194
                     Total Per Square Foot                               $       0.18    $       0.08     $      0.02      $    0.12


    Santa Clara County, California
                     Weighted Average Square Footage Owned                  56,510 sf              sf              sf             sf
                     Total Square Feet Leased                                6,614 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $     66,140    $          -     $         -      $       -
                     Total Per Square Foot                               $      10.00    $          -     $         -      $       -

                     Capital Expenditures                                $     86,662    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     86,662    $          -     $         -      $       -
                     Total Per Square Foot                               $       1.53    $          -     $         -      $       -


    Denver, Colorado
                     Weighted Average Square Footage Owned               1,187,752 sf    1,187,752 sf    1,187,752 sf   1,187,752 sf
                     Total Square Feet Leased                                1,497 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $     24,169    $          -     $         -      $       -
                     Total Per Square Foot                               $      16.14    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -


    San Francisco, California
                     Weighted Average Square Footage Owned                 163,815 sf              sf              sf             sf
                     Total Square Feet Leased                               20,678 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $    501,187    $          -     $         -      $       -
                     Total Per Square Foot                               $      24.24    $          -     $         -      $       -

                     Capital Expenditures                                $     21,786    $          -     $         -      $       -
                     Minority Interest Adjustment                        $      8,490    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     13,296    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.08    $          -     $         -      $       -


    Minneapolis, Minnesota
                     Weighted Average Square Footage Owned                 870,970 sf      870,970 sf      870,970 sf     870,970 sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -



-----------------------------------------------------------------------------------------------------
    Region                                                                 1994         Total/Average
    -------------------------------------------------                   -----------------------------
    Seattle, Washington
                     Weighted Average Square Footage Owned               1,154,560 sf    1,157,312 sf
                     Total Square Feet Leased                                      sf      216,244 sf

                     Total Tenant Lease Costs                            $          -    $  1,048,223
                     Total Per Square Foot                               $          -    $       4.85

                     Capital Expenditures                                $    102,567    $    112,842
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $    102,567    $    112,842
                     Total Per Square Foot                               $       0.09    $       0.10


    Santa Clara County, California
                     Weighted Average Square Footage Owned                         sf       11,302 sf
                     Total Square Feet Leased                                      sf        6,614 sf

                     Total Tenant Lease Costs                            $          -    $     66,140
                     Total Per Square Foot                               $          -    $      10.00

                     Capital Expenditures                                $          -    $     17,332
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     17,332
                     Total Per Square Foot                               $          -    $       1.53


    Denver, Colorado
                     Weighted Average Square Footage Owned               1,187,752 sf    1,187,752 sf
                     Total Square Feet Leased                                      sf        1,497 sf

                     Total Tenant Lease Costs                            $          -    $     24,169
                     Total Per Square Foot                               $          -    $      16.14

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -


    San Francisco, California
                     Weighted Average Square Footage Owned                         sf       32,763 sf
                     Total Square Feet Leased                                      sf       20,678 sf

                     Total Tenant Lease Costs                            $          -    $    501,187
                     Total Per Square Foot                               $          -    $      24.24

                     Capital Expenditures                                $          -    $      4,357
                     Minority Interest Adjustment                        $          -    $      1,698
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      2,659
                     Total Per Square Foot                               $          -    $       0.08


    Minneapolis, Minnesota
                     Weighted Average Square Footage Owned                 870,970 sf      870,970 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -




                                             Cornerstone Properties Inc.
                                             Revenue Generating Capital
                                              (Non-Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
    Region                                                                 1998            1997            1996           1995
    -------------------------------------------------                   ------------------------------------------------------------
    Washington, D.C./Alexandria, Virginia
                     Weighted Average Square Footage Owned                 989,999 sf      177,548 sf              sf             sf
                     Total Square Feet Leased                               32,227 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $  1,146,914    $          -     $         -      $       -
                     Total Per Square Foot                               $      35.59    $          -     $         -      $       -

                     Capital Expenditures                                $    139,501    $    216,984     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    139,501    $    216,984     $         -      $       -
                     Total Per Square Foot                               $       0.14    $       1.22     $         -      $       -


    Suburban Chicago, Illinois
                     Weighted Average Square Footage Owned                 923,873 sf      297,067 sf       43,136 sf             sf
                     Total Square Feet Leased                               34,637 sf       11,816 sf        1,941 sf             sf

                     Total Tenant Lease Costs                            $    495,310    $    261,538     $     9,706      $       -
                     Total Per Square Foot                               $      14.30    $      22.13     $      5.00      $       -

                     Capital Expenditures                                $          -    $     61,877     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $     61,877     $         -      $       -
                     Total Per Square Foot                               $          -    $       0.21     $         -      $       -


    Santa Monica/West Los Angeles, California
                     Weighted Average Square Footage Owned                 137,348 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $     12,980    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $     12,980    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.09    $          -     $         -      $       -


    Orange County, California
                     Weighted Average Square Footage Owned                  31,096 sf              sf              sf             sf
                     Total Square Feet Leased                                1,311 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $      6,555    $          -     $         -      $       -
                     Total Per Square Foot                               $       5.00    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -


    Charlotte, North Carolina
                     Weighted Average Square Footage Owned                 612,728 sf      110,795 sf              sf             sf
                     Total Square Feet Leased                               28,587 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $    163,143    $          -     $         -      $       -
                     Total Per Square Foot                               $       5.71    $          -     $         -      $       -

                     Capital Expenditures                                $    375,043    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $    375,043    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.61    $          -     $         -      $       -



-----------------------------------------------------------------------------------------------------
Region                                                                     1994         Total/Average
-----------------------------------------------------                   -----------------------------
Washington, D.C. / Alexandria, Virginia
                     Weighted Average Square Footage Owned                         sf      233,509 sf
                     Total Square Feet Leased                                      sf       32,227 sf

                     Total Tenant Lease Costs                            $          -    $  1,146,914
                     Total Per Square Foot                               $          -    $      35.59

                     Capital Expenditures                                $          -    $     71,297
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     71,297
                     Total Per Square Foot                               $          -    $       0.31


Suburban Chicago, Illinois
                     Weighted Average Square Footage Owned                         sf      252,815 sf
                     Total Square Feet Leased                                      sf       48,394 sf

                     Total Tenant Lease Costs                            $          -    $    766,554
                     Total Per Square Foot                               $          -    $      15.84

                     Capital Expenditures                                $          -    $     12,375
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     12,375
                     Total Per Square Foot                               $          -    $       0.05


Santa Monica/West Los Angeles, California
                     Weighted Average Square Footage Owned                         sf       27,470 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $      2,596
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      2,596
                     Total Per Square Foot                               $          -    $       0.09


Orange County, California
                     Weighted Average Square Footage Owned                         sf        6,219 sf
                     Total Square Feet Leased                                      sf        1,311 sf

                     Total Tenant Lease Costs                            $          -    $      6,555
                     Total Per Square Foot                               $          -    $       5.00

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -


Charlotte, North Carolina
                     Weighted Average Square Footage Owned                         sf      144,705 sf
                     Total Square Feet Leased                                      sf       28,587 sf

                     Total Tenant Lease Costs                            $          -    $    163,143
                     Total Per Square Foot                               $          -    $       5.71

                     Capital Expenditures                                $          -    $     75,009
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $     75,009
                     Total Per Square Foot                               $          -    $       0.52





                                             Cornerstone Properties Inc.
                                             Revenue Generating Capital
                                              (Non-Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
Region                                                                     1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------------
Arizona
                     Weighted Average Square Footage Owned                  25,608 sf              sf              sf             sf
                     Total Square Feet Leased                                1,124 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $      1,124    $          -     $         -      $       -
                     Total Per Square Foot                               $       1.00    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -


San Diego, California
                     Weighted Average Square Footage Owned                  18,450 sf              sf              sf             sf
                     Total Square Feet Leased                                5,431 sf              sf              sf             sf

                     Total Tenant Lease Costs                            $     85,484    $          -     $         -      $       -
                     Total Per Square Foot                               $      15.74    $          -     $         -      $       -

                     Capital Expenditures                                $        422    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $        422    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.02    $          -     $         -      $       -


Los Angeles, California
                     Weighted Average Square Footage Owned                  17,689 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $      7,960    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $      7,960    $          -     $         -      $       -
                     Total Per Square Foot                               $       0.45    $          -     $         -      $       -


New York City, New York
                     Weighted Average Square Footage Owned                 378,965 sf      353,007 sf      112,526 sf             sf
                     Total Square Feet Leased                                      sf              sf        7,115 sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $   174,266      $       -
                     Total Per Square Foot                               $          -    $          -     $     24.49      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -


Conejo Valley (Ventura), California
                     Weighted Average Square Footage Owned                  10,269 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -




-----------------------------------------------------------------------------------------------------
Region                                                                     1994         Total/Average
-----------------------------------------------------                   -----------------------------
Arizona
                     Weighted Average Square Footage Owned                         sf        5,122 sf
                     Total Square Feet Leased                                      sf        1,124 sf

                     Total Tenant Lease Costs                            $          -    $      1,124
                     Total Per Square Foot                               $          -    $       1.00

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -


San Diego, California
                     Weighted Average Square Footage Owned                         sf        3,690 sf
                     Total Square Feet Leased                                      sf        5,431 sf

                     Total Tenant Lease Costs                            $          -    $     85,484
                     Total Per Square Foot                               $          -    $      15.74

                     Capital Expenditures                                $          -    $         84
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $         84
                     Total Per Square Foot                               $          -    $       0.02


Los Angeles, California
                     Weighted Average Square Footage Owned                         sf        3,538 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $      1,592
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $      1,592
                     Total Per Square Foot                               $          -    $       0.45


New York City, New York
                     Weighted Average Square Footage Owned                         sf      168,900 sf
                     Total Square Feet Leased                                      sf        7,115 sf

                     Total Tenant Lease Costs                            $          -    $    174,266
                     Total Per Square Foot                               $          -    $      24.49

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -


Conejo Valley (Ventura), California
                     Weighted Average Square Footage Owned                         sf        2,054 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        -----------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -



                                             Cornerstone Properties Inc.
                                             Revenue Generating Capital
                                              (Non-Recurring Capital)


------------------------------------------------------------------------------------------------------------------------------------
Region                                                                     1998            1997            1996           1995
-----------------------------------------------------                   ------------------------------------------------------------
Other Regions
                     Weighted Average Square Footage Owned                   9,168 sf              sf              sf             sf
                     Total Square Feet Leased                                      sf              sf              sf             sf

                     Total Tenant Lease Costs                            $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -

                     Capital Expenditures                                $          -    $          -     $         -      $       -
                     Minority Interest Adjustment                        $          -    $          -     $         -      $       -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -     $         -      $       -
                     Total Per Square Foot                               $          -    $          -     $         -      $       -



                                                                           1994         Total/Average
                                                                        -----------------------------
Other Regions

                     Weighted Average Square Footage Owned                         sf        1,834 sf
                     Total Square Feet Leased                                      sf              sf

                     Total Tenant Lease Costs                            $          -    $          -
                     Total Per Square Foot                               $          -    $          -

                     Capital Expenditures                                $          -    $          -
                     Minority Interest Adjustment                        $          -    $          -
                                                                        ------------------------------------------------------------
                     Total Cornerstone Share                             $          -    $          -
                     Total Per Square Foot                               $          -    $          -




                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                                o Debt Schedule

                           Cornerstone Properties Inc.
                                  Debt Schedule
                                December 31, 1998

     The following table sets forth certain information regarding the consolidated debt obligations of the Company as of December 31, 1998, including mortgage obligations relating to the Properties. All of this debt, with the exception of the Convertible Promissory Note due 2001, is nonrecourse to the Company. However, notwithstanding the nonrecourse indebtedness, the lender may have the right to recover deficiencies from the Company in certain circumstances, including fraud, misappropriation of funds and environmental liabilities.


                                                                                    Maturity
               Property                  Amortization       Interest Rate (A)         Date              12/31/98            12/31/97
------------------------------------------------------------------------------------------------------------------------------------
188 Embarcadero                        25 year                         6.90%           Jun-99         $ 9,135,000         $        -
One and Two Gateway                    25 year                         6.90%           Dec-99           8,679,000                  -
Seaport Centre                         Interest only        LIBOR plus 1.50%           Dec-99          58,000,000                  -
The Pruneyard                          24 year              LIBOR plus 2.00%           Mar-00          49,384,000                  -
18301 Von Karman                       25 year                         6.90%           Apr-00          10,647,000                  -
Centerside II                          25 year                         6.90%           Jun-00          13,818,000                  -
Scottsdale Centre                      25 year                         6.90%           Jul-00           7,745,000                  -
TransPotomac Plaza and
     Charlotte Plaza (B)               Interest only                   7.28%           Oct-00          65,000,000         65,000,000
1600 South Main                        25 year                         6.90%           Dec-00           5,038,000                  -
Convertible Promissory
     Note due 2001 (C)                 Interest only            8.11%max (D)           Jan-01          12,926,000         12,926,000
Biltmore Lakes                         25 year                         6.90%           Apr-01          11,468,000                  -
Belmont Shores                         25 year                         6.90%           Apr-01           9,839,000                  -
700 North Brand                        25 year                         6.90%           May-01          18,108,000                  -
2677 North Main                        25 year                         6.90%           May-01          10,774,000                  -
2700 Ygnacio Valley Road               25 year                         6.90%           Aug-01           5,035,000                  -
Westlake Spectrum                      25 year                         6.90%           Aug-01           3,993,000                  -
Park Plaza                             25 year                         6.90%           Oct-01           4,940,000                  -
Warner Park Center                     25 year                         6.90%           Dec-01           5,213,000                  -
West Wilshire Office and Medical       25 year                         6.90%           Jan-02          17,301,000                  -
Searise Office Tower                   25 year                         6.90%           Jan-02          11,864,000                  -
Golden Bear Center                     25 year                         6.90%           Mar-02          15,753,000                  -
Exposition Centre                      25 year                         6.90%           May-02           5,200,000                  -
Bixby Ranch                            25 year                         6.90%           May-02          20,243,000                  -
Wilshire Palisades                     22 year                         6.70%           Jul-02          29,902,000                  -
120 Montgomery                         24 year              LIBOR plus 1.40%           Nov-02          46,930,000                  -
1300 South El Camino                   23 year                         6.90%           Dec-02           4,007,000                  -
125 Summer Street                      Interest only (E)               7.20%           Jan-03          50,000,000         50,000,000
429 Santa Monica                       25 year                         6.90%           Mar-03          10,176,000                  -
Crossroads                             25 year                         6.90%           Mar-03           7,339,000                  -
Westlake Spectrum II                   25 year                         6.90%           Mar-03           5,284,000                  -
Tower 56                               30 year                         7.67%           May-03          17,548,000         17,742,000
Two ADP Plaza                          Interest only                   6.90%           Dec-03          13,400,000                  -
Two Corporate Centre                   Interest only                   6.90%           Dec-03          18,600,000                  -
Norris Tech                            25 year              LIBOR plus 1.65%           Dec-03          16,392,000                  -
Peninsula Office Park 4                25 year                         6.90%           Feb-04           5,436,000                  -
Peninsula Office Park 1,3,5,6,8 & 9    25 year                         6.90%           Feb-04          54,806,000                  -
110 Atrium Place                       30 year                         6.90%           Mar-04          21,838,000                  -
10 Almaden                             25 year                         6.90%           Apr-04          33,885,000                  -
Embarcadero Place                      20 year                         6.90%           Apr-04          26,061,000                  -
527 Madison Avenue and
     One Lincoln Centre (B)            Interest only                   7.47%           Oct-04          65,000,000         65,000,000
Sixty State Street                     30 year                         6.84%           Jan-05          87,627,000         89,630,000
201 California Street                  30 year                         6.70%           Mar-05          33,071,000                  -
Island Corporate Center                30 year                         6.90%           Apr-05          13,294,000                  -
Washington Mutual Tower                Interest only                   7.53%           Nov-05          79,100,000         79,100,000
Norwest Center                         Interest only                   8.74%           Dec-05         110,000,000        110,000,000
Agoura Hills                           25 year                         6.90%           Dec-05          12,328,000                  -
Janss Court                            30 year                         6.90%           Dec-05          18,723,000                  -
Bayhill 4,5,6 & 7                      25 year                         6.90%           Dec-06          59,071,000                  -
66 Bovet                               22 year                         6.90%           Apr-07           3,939,000                  -
Market Square (F) and
     200 Galleria (B)                  Interest only                   7.54%           Oct-07         120,000,000        120,000,000
One Norwest Center (G)                 30 year                         6.90%           Oct-08          98,252,000         96,780,000
Corporate 500 Centre (H)               25 year                         6.66%           Nov-08          89,765,000                  -
Other loans                            Various                       Various          Various             597,000                  -
                                                                 ---------------   ----------     ---------------      -------------
Total Cornerstone Debt before adjustments                              7.20% (I)       6.7yrs (I) $ 1,532,474,000      $ 706,178,000

Adjustments:
One Post                               25 year                         6.90%           Dec-02          17,250,000                  -
120 Montgomery                         24 year              LIBOR plus 1.40%           Nov-02        (15,646,000)                  -
Norwest Center                         Interest only                   8.74%           Dec-05        (24,310,000)       (24,310,000)
                                                                 ---------------   ----------     ---------------      -------------
Total Cornerstone Share of Debt                                        7.17% (I)       6.6yrs (I) $ 1,509,768,000      $ 681,868,000
                                                                 ===============   ==========     ===============      =============



                           Cornerstone Properties Inc.
                                  Debt Schedule
                                December 31, 1998


(A) The interest rate is the stated interest rate (for Cornerstone-originated debt) or the prevailing market rate at the time of acquisition (for debt assumed as part of a property acquisition).

(B) The three notes arising from the acquisition of several properties from DIHC are cross-collateralized, having the effect of forming a collateral pool for the underlying notes.

(C) The lender, Hines, has the right to convert the note into common stock at a conversion price of $14.30 per share. At maturity, the Company is entitled to repay the principal of the note with common stock priced at the lesser of $14.30 per share or the then existing share price.

(D)  Lesser of 30-day LIBOR plus 0.5% or 8.11%.

(E) Interest only payments through January 1, 2001, with a 25-year amortization schedule thereafter.

(F) The collateral for this loan is a pledge of the $181.0 million first mortgage loan on Market Square that the Company purchased from PGGM.

(G) On September 25, 1998, the Company completed the refinancing of the $96.1 million mortgage on One Norwest Center with CIGNA and Mass Mutual. As a result of the refinancing, the principal balance was increased to $98.5 million, the term of the loan was extended from three years to ten years and the interest rate was reduced from 7.50% to 6.90%.


(H) On October 9, 1998, the Company completed the refinancing of the $80.0 million mortgage on Corporate 500 Centre with Teachers Insurance and Annuity Association. As a result of the refinancing, the principal balance was increased to $90.0 million, the term of the loan was extended from 4.5 years to ten years and the interest rate was increased by three basis points to 6.66%.

(I)  Weighted-average interest rate and maturity of the Companys long-term debt.

The combined aggregate amount of maturities for all long-term borrowings for 1999 through 2003 are $75,814,000, $151,632,000, $82,296,000, $151,200,000 and
$138,739,000, respectively.


Credit Line
-----------
The Company has a $550 million Revolving Credit Facility with Bankers Trust Company and The Chase Manhattan Bank for acquisitions and general working capital purposes as well as the issuance of letters of credit. The interest rate on the line of credit depends on the Company's leverage ratio at the time of borrowing and will be at a spread of 1.10% to 1.40% over LIBOR or the Prime Rate at the borrowers option. The letters of credit will be priced at the applicable Eurodollar credit spread. The line of credit expires on November 3, 2001. As of December 31, 1998, $465.0 million of the credit line was outstanding at a rate of approximately 6.9%. In addition, at December 31, 1998 there was a $5.0 million letter of credit outstanding at a rate of 1.40%. The line of credit contains certain restrictive covenants including: (i) a limitation on the Company's dividend to 90% of funds from operations and 110% of funds available for distribution; (ii) total liabilities to total property asset value cannot exceed 55%; (iii) adjusted EBITDA to interest expense may not be less than 2.00 to 1.00 through July 1, 1999 and 2.25 to 1.00 thereafter; (iv) fixed charge coverage may not be less than 1.75 to 1.00; and (v) total property asset value to secured indebtedness may not be less than 2.50 to 1.00.

                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                               o Equity Schedule

                           Cornerstone Properties Inc.
                            Equity Activity Schedule
                             As of December 31, 1998


     The following table shows the equity activity that has occurred since January 1, 1998 and the calculation of diluted Common shares and Units outstanding:




               Item                 Date              Description                                             Number of Shares/Units
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock
     ------------
                                     01/01/98         Beginning balance                                                   83,191,819
                                     01/05/98         Tower 56 residual value acquisition                                    307,692
                                     02/02/98         Public secondary equity offering                                    14,375,000
                                     02/17/98         Management stock grants                                                 12,500
                                     02/27/98         Dividend reinvestment                                                  109,007
                                     03/02/98         Management stock grants                                                 19,178
                                     04/28/98         One Memorial Drive acquisition                                       3,428,571
                                     05/29/98         Dividend reinvestment                                                   98,487
                                     08/31/98         Dividend reinvestment                                                   94,610
                                     11/30/98         Dividend reinvestment                                                   95,300
                                     12/16/98         PGGM investment                                                     11,594,203
                                     12/16/98         Wilson Acquisition                                                  14,884,417
                                                                                                                         -----------
                                                                                                                         128,210,784
                                                                                                                         -----------
     Outside Upreit Units
     --------------------            01/01/98         Beginning balance                                                            -
                                     01/29/98         Corporate 500 Centre acquisition                                       822,794
                                     04/28/98         One Memorial Drive acquisition                                       1,657,426
                                     06/03/98         201 California Street and Wilshire Palisades acquisition             1,665,663
                                     12/16/98         Wilson Acquisition                                                  16,187,724
                                                                                                                         -----------
                                                                                                                          20,333,607
                                                                                                                         -----------
     Dilutive Issues
     ---------------                                  Convertible Preferred Stock                                          3,030,303
                                                      Convertible Promissory Note                                            903,914
                                                      Dilutive effect of "in the money" options                              236,101
                                                                                                                         -----------
                                                                                                                           4,170,318
                                                                                                                         -----------
                                                                                                                         -----------
                                     12/31/98         Total diluted common shares and units outstanding                  152,714,709
                                                                                                                         ===========

                                                      Year to date weighted average diluted common
                                                      shares and units outstanding                                       108,052,000
                                                                                                                         ===========
                                                      Quarter to date weighted average diluted common
                                                      shares and units outstanding                                       117,272,225
                                                                                                                         ===========



                           Cornerstone Properties Inc.





                           Supplemental Information to

                           Quarterly Earnings Release









                      o Minority Sharing in Cash Flows and

                                Residual Proceeds

Minority Sharing in Cash Flows and Residual Proceeds


     Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.

Norwest Center

     Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the twelve months of 1998 were split 77.9% to Cornerstone and 22.1% to S&M. Sales proceeds from Norwest Center will be split as follows as of December 31, 1998:
         1)   To Debt                        $110.0 million
         2)   To Cornerstone                   92.3 million
         3)   To Cornerstone                    9.3 million
         4)   To Cornerstone                    1.0 million
         5)   To S&M                           19.5 million
         6)   The remaining proceeds will be split 50/50 among the two partners.



Washington Mutual Tower

     Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $9.0 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000). Any remaining cash flow is split 50% to Cornerstone and 50% to 1212. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. Cornerstone's partner, 1212 Partnership, does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $156.0 million of proceeds after repayment of the $79.1 million mortgage ($235.1 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree Street

     Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. In addition, the partner in the transaction, CH Associates, Ltd., will receive an annual incentive distribution of $250,000 which Cornerstone expects it will receive under the partnership agreement through February 28, 2000. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($162.9 million as of 12/31/98) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of December 31, 1998:
1)   To Debt                                                      $  1.8 million
2)   To Cornerstone (as partial holder of the debt)               $159.0 million
3)   To Cornerstone for its undistributed preferred return        $ 17.9 million
4)   To Cornerstone for its priority capital contribution         $145.0 million


500 Boylston and 222 Berkeley Street

     Distributions of cash flows and sales proceeds are shared in proportion to Cornerstones 91.5% partnership interest and Hines 8.5% partnership interest.

One Post Street, San Francisco

     Distributions of cash flows and sales proceeds are shared in proportion to Cornerstones 50.0% interest and McKesson Corporations 50.0% interest.


120 Montgomery Street, San Francisco

     Distributions of cash flows and sales proceeds are shared in proportion to Cornerstones 66.7% partnership interest and Sansome Partners III, L.P.s 33.3% partnership interest.